EXECUTION COPY
                                                                  --------------



================================================================================


                            STOCK PURCHASE AGREEMENT

                                      AMONG


                       SAFEGUARD HEALTH ENTERPRISES, INC.
                                   ("BUYER"),

                           NICHOLAS M. KAVOUKLIS, DMD
                                   ("SELLER"),

                                       AND

                           PARAMOUNT DENTAL PLAN, INC.
                                   ("COMPANY")



                           Dated as of April 24, 2002



================================================================================

                                 TABLE  OF  CONTENTS

                                                                                 PAGE

ARTICLE  1    PURCHASE  AND  SALE..............................................     1

     1.1      Purchase  and  Sale . . . . . . . . . . . . . . . . . . . . . . .     1
     1.2      Purchase  Price . . . . . . . . . . . . . . . . . . . . . . . . .     1

ARTICLE  2    SELLER'S REPRESENTATIONS AND WARRANTIES CONCERNING
              THE TRANSACTION..................................................     1

     2.1      Organization  and  Standing . . . . . . . . . . . . . . . . . . .     2
     2.2      Enforceability;  Authorization. . . . . . . . . . . . . . . . . .     2
     2.3      Noncontravention. . . . . . . . . . . . . . . . . . . . . . . . .     2
     2.4      Title  to  Stock. . . . . . . . . . . . . . . . . . . . . . . . .     3
     2.5      Capitalization  of  the  Company. . . . . . . . . . . . . . . . .     3
     2.6      Subsidiaries/Investments. . . . . . . . . . . . . . . . . . . . .     3
     2.7      Compliance  with  Applicable  Laws;  Licenses . . . . . . . . . .     3
     2.8      Financial  Statements . . . . . . . . . . . . . . . . . . . . . .     4
     2.9      No  Material  Adverse  Change . . . . . . . . . . . . . . . . . .     5
     2.10     No  Undisclosed  Liabilities. . . . . . . . . . . . . . . . . . .     6
     2.11     Title  to  and  Condition  of  Properties . . . . . . . . . . . .     6
     2.12     Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
     2.13     Real  Property  Leases. . . . . . . . . . . . . . . . . . . . . .     7
     2.14     Intellectual  Property. . . . . . . . . . . . . . . . . . . . . .     7
     2.15     Contracts . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
     2.16     Employees . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
     2.17     Employee  Benefit  Plans. . . . . . . . . . . . . . . . . . . . .    10
     2.18     Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . .    13
     2.19     Accounts  Payable . . . . . . . . . . . . . . . . . . . . . . . .    13
     2.20     Broker's  and  Finder's  Fees . . . . . . . . . . . . . . . . . .    13
     2.21     Labor  Practices. . . . . . . . . . . . . . . . . . . . . . . . .    13
     2.22     Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
     2.23     Environmental  Matters. . . . . . . . . . . . . . . . . . . . . .    14
     2.24     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    14
     2.25     Statutory  Financial  Statements. . . . . . . . . . . . . . . . .    15
     2.26     Transactions  With  Affiliates. . . . . . . . . . . . . . . . . .    15
     2.27     Improper  Payments. . . . . . . . . . . . . . . . . . . . . . . .    16
     2.28     Information . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
     2.29     Investment  Purposes. . . . . . . . . . . . . . . . . . . . . . .    16
     2.30     Accredited  Investor. . . . . . . . . . . . . . . . . . . . . . .    17
     2.31     Legend  on  Certificates. . . . . . . . . . . . . . . . . . . . .    17

ARTICLE  3    REPRESENTATIONS  AND  WARRANTIES  OF  BUYER......................    17

     3.1      Organization  and  Standing . . . . . . . . . . . . . . . . . . .    17
     3.2      Noncontravention. . . . . . . . . . . . . . . . . . . . . . . . .    17
     3.3      Execution/Enforceability. . . . . . . . . . . . . . . . . . . . .    18


     3.4      Capitalization. . . . . . . . . . . . . . . . . . . . . . . . . .    18
     3.5      Validity  of  SafeGuard  Stock. . . . . . . . . . . . . . . . . .    18
     3.6      SafeGuard  Florida  Shares;  Other  Subsidiaries. . . . . . . . .    19
     3.7      Validity and Rights of the Convertible Note and Conversion Shares    19
     3.8      Buyer  SEC  Reports . . . . . . . . . . . . . . . . . . . . . . .    19
     3.9      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
     3.10     Broker's  and  Finder's  Fees . . . . . . . . . . . . . . . . . .    20
     3.11     Licenses/Compliance  with  Law. . . . . . . . . . . . . . . . . .    20
     3.12     No  Material  Adverse  Change . . . . . . . . . . . . . . . . . .    20
     3.13     Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
     3.14     Transactions  With  Affiliates. . . . . . . . . . . . . . . . . .    21
     3.15     Improper  Payments. . . . . . . . . . . . . . . . . . . . . . . .    21
     3.16     Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . .    21

ARTICLE  4    GENERAL  COVENANTS...............................................    21

     4.1      Implementing  Agreement . . . . . . . . . . . . . . . . . . . . .    21
     4.2      Access  and  Information. . . . . . . . . . . . . . . . . . . . .    21
     4.3      Operation  of  Businesses;  Course  of  Conduct . . . . . . . . .    22
     4.4      Consents. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24
     4.5      Public  Communications. . . . . . . . . . . . . . . . . . . . . .    25
     4.6      Solicitation  of  Inquiries . . . . . . . . . . . . . . . . . . .    25
     4.7      Cooperation . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
     4.8      Updating  of  Schedules . . . . . . . . . . . . . . . . . . . . .    25
     4.9      Reinvestment  of  Equity  Investments . . . . . . . . . . . . . .    26

ARTICLE  5    CONDITIONS  PRECEDENT............................................    26

     5.1      Conditions  to  Obligations  of  Seller . . . . . . . . . . . . .    26
     5.2      Conditions  to  the  Obligations  of  Buyer . . . . . . . . . . .    27

ARTICLE  6    CLOSING..........................................................    28

     6.1      Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
     6.2      Seller's  Closing  Deliveries . . . . . . . . . . . . . . . . . .    29
     6.3      Buyer's  Closing  Deliveries. . . . . . . . . . . . . . . . . . .    29
     6.4      Transfer  Taxes . . . . . . . . . . . . . . . . . . . . . . . . .    30

ARTICLE  7    BUYER'S  COVENANTS...............................................    30

     7.1      Closing . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30
     7.2      Seller's  Access  to  Information  After  the  Closing. . . . . .    30
     7.3      Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . .    30
     7.4      Employment  of  Seller. . . . . . . . . . . . . . . . . . . . . .    31
     7.5      Florida  Market  Headquarters . . . . . . . . . . . . . . . . . .    31
     7.6      Merger  of  SafeGuard  Florida  and  the  Company . . . . . . . .    31

ARTICLE  8    ADDITIONAL  COVENANTS  AND  AGREEMENTS...........................    31

     8.1      Specific  Performance . . . . . . . . . . . . . . . . . . . . . .    31
     8.2      Further  Assurances . . . . . . . . . . . . . . . . . . . . . . .    31
     8.3      Publicity . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32


     8.4      Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
     8.5      No  Assignment. . . . . . . . . . . . . . . . . . . . . . . . . .    32
     8.6      Certain  Tax  Matters . . . . . . . . . . . . . . . . . . . . . .    32

ARTICLE  9    INDEMNIFICATION..................................................    34

     9.1      Survival  of  Representations  and  Warranties. . . . . . . . . .    34
     9.2      Indemnification  by  Seller . . . . . . . . . . . . . . . . . . .    34
     9.3      Indemnification  by  Buyer. . . . . . . . . . . . . . . . . . . .    35
     9.4      Third  Party  Claims. . . . . . . . . . . . . . . . . . . . . . .    35
     9.5      Limitation  on  Indemnification  of  Buyer  Indemnified  Parties.    36
     9.6      Limitation  on  Indemnification  of  Seller  Indemnified  Parties    38
     9.7      Remedies;  Default;  Notice  and  Cure. . . . . . . . . . . . . .    39
     9.8      Payment  of  Liability. . . . . . . . . . . . . . . . . . . . . .    40
     9.9      Limited  Right  of  Set-Off . . . . . . . . . . . . . . . . . . .    40

ARTICLE  10   TERMINATION;  NON-SOLICITATION...................................    40

     10.1     Termination . . . . . . . . . . . . . . . . . . . . . . . . . . .    40
     10.2     Non-Solicitation. . . . . . . . . . . . . . . . . . . . . . . . .    42

ARTICLE  11   CERTAIN  DEFINITIONS.............................................    42

ARTICLE  12   CONSTRUCTION;  MISCELLANEOUS  PROVISIONS.........................    48

     12.1     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    48
     12.2     Entire  Agreement . . . . . . . . . . . . . . . . . . . . . . . .    49
     12.3     Modification  and  Waiver . . . . . . . . . . . . . . . . . . . .    49
     12.4     Dispute  Resolution . . . . . . . . . . . . . . . . . . . . . . .    49
     12.5     Binding  Effect . . . . . . . . . . . . . . . . . . . . . . . . .    51
     12.6     Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    51
     12.7     Number  and  Gender . . . . . . . . . . . . . . . . . . . . . . .    51
     12.8     Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . .    51
     12.9     Third  Parties. . . . . . . . . . . . . . . . . . . . . . . . . .    51
     12.10    Schedules  and  Exhibits. . . . . . . . . . . . . . . . . . . . .    51
     12.11    Time  Periods . . . . . . . . . . . . . . . . . . . . . . . . . .    51
     12.12    No  Strict  Construction. . . . . . . . . . . . . . . . . . . . .    51

SCHEDULES
---------

Schedule  2.1           Licenses
Schedule  2.3           Noncontravention
Schedule  2.7           Company  Permits
Schedule  2.7(A)        Material  Company  Permits
Schedule  2.8           Financial  Statements
Schedule  2.9           Material  Adverse  Change
Schedule  2.10          Liabilities
Schedule  2.12          Litigation
Schedule  2.13          Real  Property  Leases
Schedule  2.14          Intellectual  Property
Schedule  2.15          Contracts
Schedule  2.16          Employees
Schedule  2.17          Employee  Benefit  Plans
Schedule  2.18          Aged  Accounts  Receivable
Schedule  2.22          Insurance  Policies
Schedule  2.24          Taxes
Schedule  2.25          Statutory  Financial  Statements
Schedule  2.26          Transactions  with  Affiliates
Schedule  2.27          Improper  Payments
Schedule  3.11          Licenses/Compliance  with  Law
Schedule  3.12          No  Material  Adverse  Change
Schedule  3.13          Litigation
Schedule  3.14          Transactions  with  Affiliates
Schedule  4.3           Anticipated  Bonus  Arrangements

EXHIBITS
--------

Exhibit A               Form  of  Secured  Convertible  Promissory  Note
Exhibit B               Form  of  Employment  Agreement
Exhibit C               Form  of  Registration  Rights  Agreement
Exhibit D               Form  of  Lease  Agreement
Exhibit E               Form  of  Pledge  Agreement
Exhibit F               Form  of  Security  Agreement
Exhibit G               Form  of  Opinion  of  Counsel to Seller and the Company
Exhibit H               Form  of  Opinion  of  Counsel  to  Buyer
Exhibit I               Buyer's  Investment  Policy  Statement
Exhibit J               Form  of  Guaranty

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     THIS  STOCK  PURCHASE  AGREEMENT  (this "Agreement"), dated as of April 24,
                                              ---------
2002, is entered into among SafeGuard Health Enterprises, Inc., a Delaware corporation based in California ("Buyer"); Nicholas M. Kavouklis, DMD
                                      -----
("Seller"),  a  Florida  resident;  and  Paramount  Dental Plan, Inc., a Florida
  ------
corporation  based in Tampa, Florida (the "Company").  Certain capitalized terms
                                           -------
used  in  this  Agreement  are  defined  in  Article  11  hereof.

                                   BACKGROUND:
                                   ----------

     Seller owns all of the Shares. Upon the terms and subject to the conditions set forth in this Agreement, Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Shares. Immediately following its purchase of the Shares, Buyer will cause the Company to merge with SafeGuard Health Plans, Inc., a Florida corporation and its wholly-owned subsidiary.

     The  parties  agree  as  follows:


                                    ARTICLE 1
                                PURCHASE AND SALE

     1.1     Purchase  and  Sale.  Subject  to  the terms and conditions of this
             -------------------
Agreement, on the Closing Date, Seller shall sell to Buyer all of the Shares, free and clear of all Liens, and Buyer shall purchase all of the Shares.

     1.2     Purchase  Price.  The  total  consideration  for  the  Shares shall
             ---------------
consist  of  the  following  payments  (collectively,  the  "Purchase  Price"):
                                                             ---------------

          (a)     $3,000,000  in  U.S.  Dollars;

          (b) The execution and delivery by Buyer of its seven percent (7%) Secured Convertible Promissory Note in the original principal amount of $2,625,000, in the form of Exhibit A attached hereto (the "Convertible
                                     ---------                       -----------
     Note"),  secured  by  a pledge of the Pledged Shares pursuant to the Pledge
     ----
     Agreement and a first lien on all of SafeGuard Florida's assets pursuant to the Security Agreement; and

          (c) The issuance to Seller of 769,231 shares of Common Stock of Buyer (the "SafeGuard Stock").
                   ----------------

                                    ARTICLE 2
       SELLER'S REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION

     Seller represents and warrants to Buyer, as of the date of this Agreement and as of the Closing Date unless expressly provided otherwise in the representation, as follows:

     2.1     Organization  and  Standing.  Except as listed on Schedule 2.1, the
             ---------------------------                       ------------
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida with all requisite corporate power and authority to conduct its business operations as being conducted on the date of this Agreement, including but not limited to, a license to operate a Prepaid Limited Health Service Organization issued by the Florida Department of Insurance. The Company does not conduct business operations in any state other than Florida and has not qualified as a foreign corporation authorized to do business in any state. The Company has not failed to so qualify in any jurisdiction where the failure to be so authorized would have a Material Adverse Effect on the Company. Seller has delivered to Buyer true, correct and complete copies of the articles of incorporation and bylaws of the Company, as amended to and in effect on the date of this Agreement. The Company is not in violation of any term or provision of its articles of incorporation or bylaws.

     2.2     Enforceability;  Authorization.
             ------------------------------

          (a) Seller has full power, authority and capacity to execute, deliver and perform this Agreement and each of the agreements and documents delivered by Seller in connection herewith. This Agreement and each other agreement and document delivered by Seller in connection herewith has been duly executed and delivered by Seller and constitutes Seller's legal, valid and binding obligations enforceable in accordance with their respective terms, except to the extent that its enforceability is limited by application of general principles of equity and by bankruptcy, insolvency, moratorium, debtor relief, and similar laws of general application affecting enforcement of creditors' rights and debtor obligations.

          (b) The Company has full power, authority and capacity to execute, deliver and perform this Agreement and each of the agreements and documents delivered by the Company in connection herewith. The execution and delivery by the Company of this Agreement and of each other agreement and document have been duly and validly approved by its board of directors and to the extent required by law, by all its shareholders entitled to vote thereon, and no other actions or proceedings on the part of the Company are necessary to authorize this Agreement and each other agreement and document and the transactions contemplated hereby and thereby. This Agreement and each other agreement and document delivered by the Company in connection herewith has been duly executed and delivered by the Company and constitutes the Company's legal, valid and binding obligations enforceable in accordance with their respective terms, except to the extent that its enforceability is limited by application of general principles of equity and by bankruptcy, insolvency, moratorium, debtor relief, and similar laws of general application affecting enforcement of creditors' rights and debtor obligations.

     2.3     Noncontravention.  Except as set forth on Schedule 2.3, neither the
             ----------------                          ------------
execution and delivery of this Agreement or any Related Agreement, nor the consummation of the transaction contemplated hereby or thereby, will (a) violate any decree or judgment of any court or governmental authority which may be applicable to the Company or Seller; (b) to the Knowledge of Seller, violate any law, rule or regulation applicable to Seller or the Company or its business operations as conducted on the Effective Date; (c) violate or conflict with, or result in a breach of, or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under, or permit cancellation of, or result in the creation of any encumbrance upon any of the assets of the Company under any of the terms, conditions, or provisions of, any material contract, lease, sales order, purchase order, indenture, mortgage, note, bond, instrument, license or other agreement to which the Company or the Seller is a party, or by which the Company or its assets or Seller is bound; (d) permit the acceleration of the maturity of any indebtedness of the Company; (e) violate or conflict with any provision of the articles of incorporation or bylaws of the Company; or (f) subject to the governmental filings and other matters referred to in Schedule
                                                                        --------
2.3  and  Section  4.4,  require  the  consent, approval or authorization of any
---       ------------
Person  or  Governmental  Authority.

     2.4     Title  to  Stock.  Seller  is  the  unconditional  sole  legal,
             ----------------
beneficial, record and equitable owner of the Shares, free and clear of any and all Liens, and that there are no voting restrictions on the Shares. Seller has not granted and is not a party to any agreement granting rights of first refusal or any similar or comparable rights with respect to the Shares. At the Closing, Seller will convey to Buyer valid and marketable title to the Shares, free and clear of any and all Liens, except for Liens contemplated by this Agreement.

     2.5     Capitalization of the Company.  The authorized capital stock of the
             -----------------------------
Company consists of one hundred thousand (100,000) shares of common stock, $.01 par value per share, of which eight hundred (800) shares are validly issued and outstanding. All such outstanding shares of capital stock of the Company are fully paid and non-assessable. Seller owns of record and beneficially all of the issued and outstanding shares of capital stock of the Company. The Company has no other capital stock authorized for issuance and has no treasury shares. There are no outstanding options, warrants, convertible instruments, or other rights, agreements, or commitments to issue or acquire any shares of common stock of the Company or any other security constituting, or convertible or exchangeable into, capital stock of the Company. The Company has not granted and is not a party to any agreement granting preemptive rights, rights of first refusal, or registration rights with respect to its outstanding or authorized capital stock or any capital stock of the Company to be issued in the future.

     2.6     Subsidiaries/Investments.  The Company has no subsidiaries, whether
             ------------------------
direct or indirect. Other than the equity investments to be reinvested pursuant to Section 4.9, the Company has no equity interest or investment in, and does
    ------------
not possess any other right or obligation to purchase any equity or other investment in, and is not a partner of or joint venturer with, any other Person.

     2.7     Compliance  with  Applicable  Laws;  Licenses.  Except as listed on
             ---------------------------------------------
Schedule  2.7,  the  Company  has  the  lawful  authority  and  all governmental
-------------
authorizations, certificates of authority, licenses or permits necessary for or required to conduct its business operations as presently conducted as a Prepaid Limited Health Service Organization under the laws of the State of Florida (collectively, the "Company Permits"). Schedule 2.7(A) lists all the material
                      ---------------     ---------------
Company Permits. As of the date of this Agreement, there are no pending or, to the Knowledge of Seller, threatened legal, administrative, arbitration, or other proceedings of any kind nor any pending or, to the Knowledge of Seller, threatened governmental investigations by any federal, state or local government or any subdivision thereof or by any public or private group, with respect to revocation, cancellation, suspension or nonrenewal of any Company Permit, or which assert or allege any violation of, or non-compliance with, any governmental requirements or which would have the effect of materially limiting, prohibiting or changing the business operations of the Company as presently conducted. Except as listed on
Schedule  2.7,  to  the  Knowledge  of Seller, the Company has made all material
-------------
filings with governmental agencies required for the conduct of its business operations as such are presently conducted. Except as listed on Schedule 2.7,
                                                                   ------------
the Company currently satisfies all requirements under the regulations of the Florida Department of Insurance for its operation as a Prepaid Limited Health Services Organization including, without limitation, all capital requirements, except where the Company's failure to satisfy any requirement would not, individually or in the aggregate, have a Material Adverse Effect on the Company. There are no judgments, consent decrees, or injunctions of any court, governmental department, commission, agency or instrumentality by which the Company is bound or to which the Company is subject. The Company is not subject to and has not received any request for information, notice, demand letter, administrative inquiry or formal or informal complaint or claim from any Government Authority. Except as listed on Schedule 2.7, to the Knowledge of
                                               ------------
Seller, the Company's business operations as presently conducted do not violate or fail to comply in any material respect with any applicable federal, state or local codes, laws, rules or regulations, and the Company has not received any notices alleging any such violation or non-compliance.

     2.8     Financial  Statements.  On  or prior to the date hereof, the Seller
             ---------------------
has delivered to Buyer true, correct and complete copies of (1) audited financial statements of the Company as of December 31, 2001, consisting of an audited balance sheet at such date, and the related audited statements of income, retained earnings, and cash flows for the applicable twelve-month period then ended and notes thereto and (2) unaudited financial statements of the Company as of February 28, 2002 (the "Company Balance Sheet Date") consisting of
                                      --------------------------
an  unaudited  balance  sheet  of the Company at such date (the "Company Balance
                                                                 ---------------
Sheet")  and  the  related  statements  of  income  for the applicable month and
-----
year-to-date period then ended. Complete and accurate copies of all such financial statements (the "Company Financial Statements") are included as part
                             ----------------------------
of  Schedule  2.8.  Except  as separately reflected in Schedule 2.8, the Company
    -------------                                      ------------
Financial Statements present fairly in all material respects the financial position of the Company and the results of the operations, changes in shareholders' equity and cash flows of the Company, as of the respective dates thereof and for the respective periods covered thereby. Except as separately reflected in Schedule 2.8, the Company Financial Statements have been prepared
               ------------
in accordance with GAAP in all material respects (subject to, in the case of the February 28, 2002 financial statements, normal year-end adjustments, the preparation of footnotes, and inclusion by the Company of the Stay Bonuses). Except as set forth in the Company Balance Sheet included in the Company
Financial Statements and the Stay Bonuses, and except as also separately reflected in Schedule 2.8, as of the Company Balance Sheet Date, there were no
               ------------
liabilities, debts, claims or obligations, whether accrued, absolute, contingent or otherwise, whether due or to become due, which are required by GAAP to be set forth in a balance sheet of the Company, which have not been so set forth in the Company Balance Sheet. No dividends or distributions with respect to the capital stock of the Company had been declared but not paid prior to the Company Balance Sheet Date. The Company Financial Statements were prepared from the books and records of the Company. At the Company Balance Sheet Date, the Company owned each of the assets reflected on the Company Balance Sheet.

     2.9     No  Material  Adverse Change.  Since February 28, 2002, the Company
             ----------------------------
has  conducted  its  business in the ordinary course and, except as disclosed on
Schedule  2.9,  the  Company  has  not:
-------------

          (a)     suffered  any  Material  Adverse  Effect;

          (b) suffered any loss or damage (whether or not covered by insurance) to any of the assets of the Company that affects or impairs the ability of the Company to conduct its business as previously conducted, in excess of $50,000 in the aggregate;

          (c) agreed to the attaching, placing or granting of, or the agreement to attach, place or grant, any encumbrance on any material portion of the assets of the Company;

          (d) sold or transferred assets of the Company worth in excess of $20,000 in the aggregate, excluding the disposition of damaged or obsolete equipment in the ordinary course of business;

          (e) made any material change in the accounting systems, policies or practices of the Company;

          (f) entered into or terminated any contract or any other commitment, contract, agreement, or transaction (including, without limitation, any material borrowing or capital expenditure or sale or other disposition of any material assets) by the Company, in excess of $20,000 outside the ordinary course of the Company's business;

          (g) authorized any redemption, repurchase, or other acquisition by the Company of, or redeemed, repurchased or acquired, any of its capital stock;

          (h) authorized any issuance of or issued any capital stock of the Company or securities convertible into or rights to acquire any such capital stock;

          (i) authorized any dividend or distribution declared, or set aside or paid any distribution or dividend on capital stock of the Company;

          (j) agreed to any transfer of any right or granted any right of the Company under or in any lease, license, agreement, patent, trademark, trade name, service mark or copyright;

          (k) entered into any mortgage, pledge, or imposition of any lien or other encumbrance on any asset of the Company, or any agreement relating to or contemplating any of the foregoing not in the ordinary and usual course of business;

          (l) suffered any default or breach by the Company in any material respect under any contract, license, or permit that is material to the Company's business;

          (m) authorized any material change to (i) increase employee compensation levels, (ii) change the manner in which employees of the Company are compensated, (iii)
     increase supplemental benefits provided to any employees, or (iv) paid any bonuses to employees or officers, except as reflected on Schedule 2.9; or
                                                                ------------

          (n) made any agreements or commitments by the Company to do any of the foregoing.

     2.10     No  Undisclosed  Liabilities.  True  and  correct  copies  of  all
              ----------------------------
notes, agreements or other documents evidencing outstanding liabilities of the Company (as such term is defined pursuant to GAAP), as amended to and in effect on the date of this Agreement, have been delivered to Buyer by the Company. The Company has no indebtedness or other liabilities which are not adequately disclosed or reflected or reserved against on the Company Balance Sheet, except liabilities incurred since the Company Balance Sheet Date in the ordinary course of business consistent with past practice which, in the aggregate would not have a Material Adverse Effect, and except for liabilities disclosed in Schedule 2.8.
                                                                   ------------
Schedule 2.10 sets forth each liability of the Company in an amount in excess of
-------------
$25,000 and each person to whom the aggregate amount of liabilities owed to such person by the Company exceeds $25,000, each as of March 31, 2002.

     2.11     Title  to  and  Condition of Properties.  The Company has good and
              ---------------------------------------
marketable title, or valid, effective and continuing leasehold rights in the case of leased property, to all of the assets reflected on the Company Balance Sheet and all personal property owned or leased by it or used by it in the conduct of its business in such a manner as to create the appearance or reasonable expectation that the same is owned or leased by it, free and clear of all Liens other than Permitted Liens. To the Knowledge of Seller, there is no potential action or assertion of rights by any party, governmental or other, and no proceedings with respect thereto have been instituted of which Seller or the Company has notice, that would materially and adversely affect the ability of the Company to utilize each of such assets in its business which are material to such business. The Company has not received any notices of default or other violations from any landlord or lessor regarding any properties leased by the Company. The assets now owned by the Company constitute all assets reasonably necessary to permit the business and operations of the Company to be conducted on substantially the same terms as such business has been conducted historically and is being conducted on the date of this Agreement. To the Knowledge of Seller, none of the assets owned, leased or used by the Company in the operation of its business violates or fails to comply in any material respect with any applicable federal, state or local health, fire, environmental, safety, zoning, building or other codes, laws, rules or regulations and the Company has not received any notice of an alleged violation thereof.

     2.12     Litigation.  Except  as  set  forth  in  Schedule  2.12,  no
              ----------                               --------------
investigation or review by any Governmental Authority with respect to the Company is pending or, to the Knowledge of Seller, threatened, nor has any Governmental Authority indicated to the Company an intention to conduct the same; and there is no action, suit, or administrative, arbitration or other proceeding (including proceedings concerning labor disputes or grievances or union recognition) pending or, to the Knowledge of Seller, threatened against or affecting the Company to which the Company is a party, at law or in equity, before any federal, state, or municipal court or other governmental department, commission, board, bureau, agency, or instrumentality. As of the Closing Date, the Company is not now, and has not been, a party to any agreement, injunction, order or decree restricting the method or geographic area under which the Company may conduct business operations or the marketing of any of its products or services or the product or services it may sell.

     2.13     Real  Property  Leases.  Schedule  2.13  lists  all leases of real
              ----------------------   --------------
property to which the Company is a party (the "Real Property Leases").  Accurate
                                               --------------------
and complete copies of the Real Property Leases, as amended to the date of this Agreement, have been delivered to Buyer. Seller is not aware, and the Company has not received any notices, that the land, buildings, facilities or other structures and improvements subject to the Real Property Leases are not in compliance with any applicable zoning, environmental or health laws and regulations or any other similar law, statute, regulation or ordinance. The Company is in peaceful and undisturbed possession of the property subject to the Real Property Leases. To the Knowledge of Seller, all covenants or other restrictions (if any) to which any of the real property leased to the Company pursuant to the Real Property Leases are subject are being properly performed and observed in all material respects by the Company, and the Company has not received any notice of violation (or claimed violation) thereof which has not been resolved. There is no pending proceeding or governmental action, and the Company has not received notice of any threatened proceeding or governmental action, to condemn or take by the power of eminent domain (or to purchase in lieu thereof) all or any part of the property subject to the Real Property Leases. The Company does not own any real property.

     2.14     Intellectual  Property.  Schedule 2.14 is an accurate and complete
              ----------------------   -------------
list of all copyrights, patents, trade names, trademarks, service marks or patents that the Company uses in its business operations. Except as disclosed on Schedule 2.14, the Company has no United States or foreign patents, patent
    --------------
applications, patent licenses, trademarks or service mark registrations (and applications therefor), and has no copyrights and copyright registrations (and applications therefor) which are owned or licensed for use by the Company and utilized by the Company in the business operations of the Company as presently conducted. There is no adverse claim of infringement against the Company, nor to the Knowledge of Seller, any threatened litigation or claim of infringement. To the Knowledge of Seller, the Company does not utilize any intellectual property or proprietary trade secret information which infringes any trademark, trade name, service mark, copyright or patent of another, and the Company has not received any notice contesting its right to use any trade name, intellectual property or proprietary trade secret information now used by it in connection with its business operations. The Company has not granted any license to a third party in respect of any of its intellectual property or confidential proprietary information.

     2.15     Contracts.
              ---------

          (a)     Contracts.  Schedule  2.15  is an accurate list of all written
                  ----------  --------------
     Contracts  (other than contracts described in Sections 2.15(b)-(j)) and, to
                                                   --------------------
     Seller's Knowledge, all oral Contracts of the following types to which the Company is a party or by which it is bound:

               (i) any contract which is not terminable upon thirty (30) days or less notice or which obligates the Company to the payment of more than $10,000 during any 12 month period, including, without limitation, loan agreements;

               (ii) any contract for the maintenance, purchase or sale of equipment or capital assets having a contractual liability in excess of $10,000 during any 12 month period;

               (iii) any power of attorney (other than routine powers given to governmental officials authorizing service of process);

               (iv) any lease of personal property which is not terminable upon thirty (30) days or less notice or which has annual contractual liability in excess of $20,000;

               (v) any guaranty, suretyship agreement or other agreement relating to any contingent liability or indebtedness of a third party;

               (vi) any contract with an independent agent or broker acting on behalf of the Company who is among the Company's ten most productive independent agents or brokers, as measured by revenues generated by the Company with respect to such agent or broker in the 2001 calendar year;

               (vii) any contract with an independent consultant (other than a broker or agent acting on behalf of the Company);

               (viii) any contract involving any restrictions with respect to the geographical area or operations or scope or type of business of the Company;

               (ix)     any  stop  loss  insurance policy issued by the Company;
          and

               (x) any contract between the Company and Seller or any other affiliates of the Company including, without limitation, affiliates of Seller.

          (b)     Dentist  Contracts.  Schedule 2.15 includes (i) copies of
                  ------------------   -------------
     representative forms of all dentist and other dental provider agreements (the "Dentist Contracts") to which the Company is a party (ii) copies of
            ------------------
     any Dentist Contracts between the Company and Seller or any affiliate of Seller, and (iii) lists all dentist and other dental providers by name, address, telephone number and dentist or provider number, as applicable, with whom the Company has contracted.

          (c)     Other Health Care Provider Contracts.  Schedule  2.15 includes
                  ------------------------------------   --------------
     copies of all contracts with all other health care providers (other than the Dentist Contracts) with whom the Company has contracted and lists the other health providers by name and address.

          (d)     HMO  Contracts.  Schedule  2.15  includes  copies  of  all the
                  --------------   --------------
     contracts between the Company and any HMO for which the Company provides dental plan benefits to such HMO's members (the "HMO Contracts") and lists
                                                       -------------
     all HMO Contracts to which the Company is a party, the name of the HMO, the capitation rates, and number of participants under each HMO Contract as of March 31, 2002.

          (e)     Group  Contracts.  Schedule  2.15  lists  all  employer  group
                  ----------------   --------------
     agreements  with  200 or more employees/subscribers (the "Group Contracts")
                                                               ---------------
     to which the Company is a party and also lists the premium rates and number of employees/subscribers under each respective Group Contract as of March 31, 2002. Schedule 2.15 contains copies of the five largest Group Contracts
               -------------
     as of the date of this Agreement, based on actual revenue in the first quarter of the 2002 calendar year.

          (f)     Individual  Member  Contracts.  Schedule  2.15  lists  all the
                  -----------------------------   --------------
     individual participants under all individual member agreements ("Individual
                                                                      ----------
     Contracts") to which the Company is a party as of March 31, 2002, lists the
     ---------
     premium rate for each such participant under the Individual Contracts, and includes a representative copy of each Individual Contract.

          (g)     Management  Contracts.  Schedule  2.15  lists  all management,
                  ---------------------   --------------
     marketing, administrative services and third-party administrative contracts to which the Company is a party and includes copies of all such contracts.

          (h)     ASO Contracts.  Schedule 2.15 lists all the contracts by which
                  -------------   -------------
     the Company provides administrative services only to such clients of the Company and includes copies of all such contracts.

          (i)     Commission  Agreements.  Schedule 2.15 lists all the contracts
                  ----------------------   -------------
     with other entities to which the Company is a party and by which the Company receives a commission or fee and includes copies of all such contracts.

          (j)     Broker  Agreements.  Schedule  2.15  includes  copies  of
                  ------------------   --------------
     representative forms of all broker or agent agreements to which the Company is a party and a copy of the document describing the arrangement with respect to the Pinellas County contract between the broker and the Company.
     Schedule  2.15 also lists, as of March 31, 2002, all brokers or agents with
     --------------
     whom the Company has contracted, the commission rate of each broker, agent or agency, and the commission paid to each such broker or agent in the 2001 calendar year.

          (k)     Copies/Status  of  Material  Contracts.  True,  complete  and
                  --------------------------------------
     correct copies of all contracts (or forms of contract) listed but not included as a part of Schedule 2.15 have been made available to Buyer.
                                -------------
     Except  to  the  extent  disclosed on Schedule 2.15, as of the date of this
                                           -------------
     Agreement,  (i)  to  Seller's  Knowledge,  all  of  the contracts listed on
     Schedule 2.15 are in full force and effect, (ii) to Seller's Knowledge, the
     -------------
     Company has not received any notice of cancellation with respect to any such contract or been advised that the other party thereto intends to cancel any such agreement, (iii) to Seller's Knowledge, there are no outstanding disputes under any of such contracts, (iv) to Seller's Knowledge, each such contract is with an unrelated third party entered into on an arms-length basis in the ordinary course of business, (v) to Seller's Knowledge, there are no defaults under any of such contracts, (vi) to Seller's Knowledge, there are no verbal amendments, modifications or other understandings relating to such contracts which are legally binding on the parties thereto, and (vii) to Seller's Knowledge, the Company has no obligation that has accrued to refund all or any portion of the fees that have been paid under any HMO Contract, Group Contract, or Individual Contract.

     2.16     Employees.  Schedule  2.16  hereto  lists in accurate and complete
              ---------   --------------
detail, in all material respects, all employees of the Company as of March 31, 2002, their job titles, annual rates of compensation, accrued vacation and personal days as of the most recent regular payroll date of the Company immediately preceding March 31, 2002, other fringe benefits, if any, a description of any severance arrangements, if any, and the amounts payable with respect to such accrued vacation and personal days as of the most recent payroll date of the Company immediately preceding March 31, 2002 and the rate at which such vacation and personal days will accrue after the date of this Agreement. Except as shown on Schedule 2.16, the Company is not bound by any written
                       --------------
contract of employment with any of its employees and all oral employment contracts are terminable at will, subject to applicable law, or by any consulting  or  similar  agreements.  Schedule  2.16 includes a copy of all such
                                      --------------
employment contracts.  Except as set forth in Schedule 2.16 or Schedule 4.3, the
                                              -------------    ------------
Company is not a party to any employment or other agreement, whether written or oral, pursuant to which the Company has agreed to make a loan to, or guarantee any loan of, any employee or relating to any bonus, deferred compensation, severance pay or similar plan, agreement, arrangement or understanding. Except as listed on Schedule 2.16 or Schedule 2.17, the Company has no Welfare Plan (as
             -------------    -------------
defined in Section 3(1) of ERISA), no Pension Plan (as defined in Section 3(2) of ERISA), nor any other type of pension, profit sharing, deferred compensation, retirement, stock option, bonus, severance, medical, dental, life insurance, accident, or other employee benefit or compensation plan, agreement, arrangement, practice or policy with respect to employees. The Company has complied in all material respects with all requirements of Sections 6001 through 6008 of ERISA and Section 4980B of the Code with respect to itself and its employees. The Company is not bound, and following the Closing will not be bound, by any express or implied contract or agreement to employ, directly or as a consultant or otherwise, any person for any specific period of time or until any specific age except as specified in the written agreements identified in
Schedule  2.16.
--------------

     2.17     Employee  Benefit  Plans.  Except  as  disclosed in Schedule 2.17:
              ------------------------                            -------------

          (a) The Company does not maintain or contribute to, and has not in the past maintained or contributed to, any Pension Plan or Welfare Plan, nor is the Company presently, or has it ever been, a participating employer in any Multiemployer Plan (as defined in ERISA Section 3(37) or Section 414(f) of the Code).

          (b) With respect to each Pension Plan and each Welfare Plan listed on Schedule 2.17, to Seller's Knowledge: (i) there is no fact, including,
         --------------
     without limitation, any reportable event, that exists that would constitute grounds for termination of such plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such plan, in each case as contemplated by ERISA; (ii) neither the Company nor any fiduciary, trustee, or administrator of any such Pension Plan or Welfare Plan, has engaged in a prohibited transaction that would subject the Company to any material tax or any material penalty imposed by ERISA or the Code; (iii) the Company has not incurred any material liability to the PBGC (other than for payment of premiums); (iv) the Company has contributed all amounts it is required to contribute under the terms of the plan in question and applicable law, and there is no accumulated funding deficiency with respect to any Pension Plan, whether or not waived, other than routine, non-contested claims for benefits. There is not pending or, to the Knowledge of Seller, threatened any claim by or on behalf of or against any Pension Plan or Welfare Plan, by any employee or former employee covered or previously covered under any Pension Plan or Welfare Plan, or otherwise involving any Pension Plan or Welfare Plan.

          (c) There has been no termination of any Pension Plan or Welfare Plan by the Company during the five-year period prior to the Effective Date.

          (d) No material liability has been incurred under Title IV of ERISA by the Company with respect to any Pension Plan maintained by a trade or business (whether or not incorporated) which is under common control with, or part of a controlled group of corporations with, the Company within the meaning of Sections 414(b) or (c) of the Code.

          (e)     No Welfare Plan listed on Schedule 2.17 is funded with a trust
                                            -------------
     or  other  funding  vehicle,  other  than  insurance  policies.

          (f) Each Welfare Plan, Pension Plan, and any other type of pension, profit sharing, deferred compensation, retirement, stock option, bonus, severance, medical, dental, life insurance, accident, or other employee benefit or compensation plan, agreement, arrangement, practice, or policy with respect to employees maintained by or contributed to by the Company is maintained, administered, and operated in accordance with all applicable laws, including but not limited to, ERISA and the Code. All governmental reports and returns (including, but not limited to, annual IRS/DOL 5500-series information returns/reports) required to be filed in connection with each Welfare Plan and Pension Plan have been timely filed, and were true and complete when filed.

          (g)     Each Pension Plan listed on Schedule 2.17 which is intended to
                                              -------------
     be qualified under Section 401(a) of the Code, has received a favorable determination letter from the IRS as to the qualification under the Code of each such Pension Plan as amended to comply with the Tax Reform Act of 1986 and all applicable subsequent legislation, and, to the Knowledge of Seller, no event has occurred since the date of such favorable determination letter that would adversely affect such qualification. No Pension Plan is or has at any time subject to ERISA Section 302 or Code Section 412.

          (h)     Except as disclosed on Schedule 2.17, no bonus, severance pay,
                                         -------------
     or any other employee benefit under any Welfare Plan, Pension Plan, or any other type of pension, profit sharing, deferred compensation, retirement, stock option, bonus, severance, or other employee benefit or compensation plan, agreement, arrangement, practice, or policy with respect to employees maintained by or contributed to by the Company is payable or exercisable as a result of the transaction contemplated by this Agreement, and the payment, exercise, or vesting of any such bonus, severance pay, or employee benefit will not be accelerated or otherwise enhanced by such transaction.

          (i) Seller has delivered or made available to Buyer true, correct, and complete copies of all of the following items with respect to any and all Welfare Plan or Pension

     Plan: (i) the current plan document, including any and all current amendments thereto; (ii) the current trust agreement, and all current amendments thereto, and all other current agreements between the Company and the trustee or any other plan fiduciary; (iii) the current Summary Plan Description and all Summaries of Material Modifications; (iv) written summaries of any and all unwritten agreements, policies, or understandings between the Company and any employee or group of employees (including an indeterminate group of employees, and all employees generally) concerning any Company Plan, whether or not the Company considers such written agreements, policies, or understandings to be binding on it; (v) all individual or group insurance or annuity contracts, including any "stop loss," "excess loss," or similar insurance contract currently in force;
     (vi) all agreements with HMOs, PPOs, or other providers of healthcare services currently in force; (vii) all agreements with all persons for the provision of administrative, record keeping, claims handling or review, consulting, and/or investment management services currently in force; the last filed IRS/DOL 5500-series form currently in force.

          (j) All required contributions to all Welfare Plan or Pension Plan and all premiums, fees, or other payments required to be made in connection with any Plan have either been timely made or are reflected on an accrual basis in the Company Balance Sheet, whether or not presented on an accrual basis.

          (k) No Welfare Plan provides benefits to any employee after termination of employment, or to a director or independent contractor after he or she ceases to be a director or to perform services for the Company, except on a basis that will at all times require that the former employee, director, or independent contractor pay and bear all costs of his or her coverage.

          (l) No Plan is currently under audit by the IRS or the U.S. Department of Labor ("DOL"), nor to the best of Seller's Knowledge is any
                             ---
     Plan likely to become the subject of an IRS or DOL audit within the next twelve months.

          (m) No Plan holds any "employer securities" within the meaning of ERISA 407(d)(1) or any "employer real property" within the meaning of ERISA 407(d)(2). Except to the extent that any Pension Plan is an "ERISA Section 404(c) Plan" within the meaning of 29 C.F.R. 2550.404c-1(b)(1), no Pension Plan has any investment that:

               (i) Except in the case of any contract issued by an insurance company, is not publicly traded;

               (ii) In the case of any contract issued by an insurance company, is not issued by a carrier rated AAA by Standard & Poor's Corporation or the equivalent by another nationally recognized agency.

          (n) None of the transactions contemplated by, or incident to, this Agreement, or any combination of any such transactions, including all such transactions, will result in any cancellation or loss of, or a reduction in coverage under, any insurance policy including any "stop loss" or "excess loss" policy, any obligation to provide conversion coverage, or any HMO, PPO, or other healthcare contract in connection with any Welfare Plan.

          (o)     Except  as  listed  on  Schedule  2.17,  the  Company does not
                                          --------------
     receive  significant  services  from leased employees within the meaning of
     Section 414(n)(2) of the Code or from independent contractors who work, on average, more than ten hours per week for the Company, or who as of the date of this Agreement have worked for the Company for more than six months, except for health care providers that contracted with the Company to provide services to employees of its customers.

     True, correct and complete copies of each Pension Plan and Welfare Plan listed on Schedule 2.17 as amended to and in effect on the date hereof; any
            --------------
agreements entered into in connection with each such Pension Plan and Welfare Plan; the most recent annual report filed with the IRS for each such Pension Plan and Welfare Plan; the most recent actuarial report, if any, for each such Pension Plan and Welfare Plan; the most recent summary plan description, together with each summary of material modifications; and any other communication generally disseminated to employees or former employees of the Company describing benefits provided under each such Pension Plan and Welfare Plan, have been delivered or made available to Buyer.

     2.18     Receivables.  All  accounts receivable, notes receivable and other
              -----------
receivables  (the "Receivables") of the Company, whether or not reflected in the
                   -----------
Company Balance Sheet, arise out of transactions in the ordinary course of business. Aged accounts receivable reports of the Company dated as of February 28, 2002 and March 31, 2002 are attached as Schedule 2.18. Except as reflected
                                             -------------
in the aged accounts receivable report and to the extent of the accrued reserve, to the Knowledge of Seller, none of such accounts receivable have been disputed or denied or is uncollectible for any reasons or subject to any legitimate offsets of any kind.

     2.19     Accounts  Payable.  The  accounts  payable  and  accrued  expenses
              -----------------
reflected  on the Company Balance Sheet, except for the payments contemplated by
Section  4.3(a)(vi), and those reflected on the books of the Company at the time
--------------------
of the Closing will reflect, all material amounts owed by the Company in respect of trade accounts due and other payables required by GAAP to be identified on such Company Balance Sheet or in the books of the Company. No account payable or accrued expenses of the Company is past due or otherwise in default in any material respect by the Company.

     2.20     Broker's  and Finder's Fees.  No agent, broker, employee, officer,
              ---------------------------
stockholder or other person or entity acting on behalf of, or under the authority of, the Company or Seller is or will be entitled to any commission or broker's or finder's fee from any of the parties hereto in connection with this Agreement or any of the transactions contemplated hereby.

     2.21     Labor  Practices.  The  Company  has  no  collective bargaining or
              ----------------
other labor union agreements. There is no unfair labor practice complaint against the Company pending before the National Labor Relations Board, there is no pending or, to Seller's Knowledge, threatened labor dispute, strike or work stoppage affecting the Company's business, nor has there been any of the same or any labor union organizing activity relating to the Company employees within the last three (3) years.

     2.22     Insurance.  Schedule  2.22  lists  all  insurance  policies  and
              ---------   --------------
coverages maintained by or for the Company including but not limited to real and personal property insurance, comprehensive liability insurance, automobile liability insurance, workers' compensation insurance, stop loss insurance, medical malpractice insurance and professional liability insurance. Schedule
                                                                        --------
2.22  lists all insurance claims submitted in connection with property damage or
----
in connection with liability, medical or professional malpractice claims involving the Company or any of its employees since January 1, 2000.

     2.23     Environmental  Matters.  The  Company  has not received any notice
              ----------------------
from any governmental authority or private person or entity advising it that the Company, its assets, any real property it occupies or leases (or will lease pursuant to the Lease Agreement) or its business operations is or has been in violation of any environmental law or any applicable environmental permit or that the Company is responsible (or potentially responsible) for the cleanup of any pollutants, contaminants, hazardous or toxic wastes, substances or materials at, on or beneath the property subject to the Real Property Leases or otherwise. The Company is not the subject of federal, state, local or private litigation or proceedings involving a demand for damages or other potential liability with respect to violations of environmental laws.

     2.24     Taxes.
              -----

          (a)     Except  as listed on Schedule 2.24, all material Tax Returns
                                       -------------
     required to be filed by or with respect to the Company through the Closing Date have been or will be accurately prepared in all material respects, and have been or will be duly and timely filed, and all Taxes shown on such Tax Returns have been or will be timely paid, or to the extent not due and payable as of the Closing Date, adequate provision for the payment thereof has been or will be made on the financial statements or the books of account of the Company.

          (b) With respect to each taxable period of the Company ending prior to the date of this Agreement, such taxable period (i) has been audited by the IRS or other taxing authority, and such audit has been completed without the issuance of any notice of deficiency or similar notice of additional liability, (ii) has not been audited or investigated by the IRS or other taxing authority, or (iii) the time for assessing or collecting income tax with respect to each such taxable period has closed and such taxable period is not subject to review by the IRS or such other taxing authority. The Company has not granted or been requested to grant waivers of any statute of limitations applicable to any claim for Taxes.

          (c) The Company is not and has not been a member of an affiliated group (as defined in Section 1504(a) of the Code) or filed or been included in a combined, consolidated or unitary income tax return. The Company is not a party to any Tax sharing agreement.

          (d) The Company is not obligated to make, and as a result of any event connected with the transactions contemplated by this Agreement, will not become obligated to make, any "excess parachute payment" within the meaning of Section 280G of the Code, (determined without regard to subsection (b)(4) thereof).

          (e) At no time since its inception has the Company made an election under Section 1362 of the Code to be an "S" Corporation as defined in Section 1361 of the Code.

          (f) Buyer will not be required to deduct and withhold any amount pursuant to Section 1445(a) of the Code upon the transfer of the Shares to Buyer.

          (g)     Except  as  listed  on  Schedule 2.24, there are no claims for
                                          -------------
     Taxes pending against the Company nor any tax liens (other than for current Taxes not yet due and payable) upon the assets of the Company, and to the Knowledge of the Seller there are no threatened claims for tax deficiencies or any basis for such claims.

          (h)      Except as listed on Schedule 2.24, the Company has paid or is
                                       -------------
     withholding all amounts in taxes required to be paid or withheld for all income, unemployment, social security, Medicare or similar Taxes, with respect to wages, salary and other compensation of directors, officers and employees of the Company.

          (i) Seller has provided to the Buyer true and complete copies of all federal and state income tax and franchise tax returns of the Company for all periods ending on or after December 31, 1999.

     2.25     Statutory  Financial  Statements.  The  Annual  Statements  of the
              --------------------------------
Company, as filed with the Florida Department of Insurance for the years ended December 31, 1999, December 31, 2000 and December 31, 2001 (together with all exhibits and schedules thereto, "Company Statutory Financial Statements"), have
                                  --------------------------------------
been prepared in accordance with the accounting practices prescribed or permitted by the Florida Department of Insurance for purposes of financial reporting  to  the  Florida  insurance  regulators (the "Company State Statutory
                                                         -----------------------
Accounting  Principles"), and such accounting practices have been applied in all
----------------------
material respects on a basis consistent with Company State Statutory Accounting Principles throughout the periods involved, except as expressly set forth in the notes, exhibits, schedules thereto or Schedule 2.25 and the Company Statutory
                                         -------------
Financial Statements present fairly in all material respects the financial position and the results of operations for the Company as of the dates and for the periods therein in accordance with the applicable Company State Statutory Accounting Principles. Except as set forth in Schedule 2.25, the Company has
                                                  -------------
not received any response, claim, question, notice, show cause order or objections from any regulatory body relating to any Company Statutory Financial Statements whether with respect to the manner in which such were prepared, or the financial condition of the Company or otherwise. The Company has delivered or made available to Buyer true and complete copies of the Company Statutory Financial Statements.

     2.26     Transactions  With  Affiliates.  Except  as  disclosed on Schedule
              ------------------------------                            --------
2.26,  there  are  no loans, leases, agreements, contracts or other transactions
----
between the Company and any present or former stockholder, director or officer of the Company, or Seller, or any member of such Stockholder's, director's or officer's immediate family, or any entity controlled by any such person.
Schedule  2.26  lists the number of participants under the HMO Contracts and the
--------------
Group Contracts that are assigned to a dental clinic owned by Seller or an affiliate of Seller. No shareholder, director or officer of the Company or Seller nor any of their respective spouses or family members owns directly or indirectly on an individual or joint basis any material interest in, or serves as an officer or director of, or in any representative or agent capacity for, any competitor, customer, provider or supplier of the Company or any organization which has a material contract or arrangement with the Company.

     2.27     Improper Payments.  Except as listed on Schedule 2.27, to Seller's
              -----------------                       -------------
Knowledge, neither the Company, nor any shareholder, director, officer, employee or agent of the Company has made any improper bribes, kickbacks or other payments to, or received any such payments from, customers, vendors, suppliers or other persons contracting with the Company and has not proposed or offered to make or receive any such payments.

     2.28     Information.  Seller  has  been  given  access  to all information
              -----------
concerning the condition, properties, operations and prospects of Buyer that Seller has reasonably requested. Seller has had an opportunity to ask questions of, and to receive information from Buyer and persons acting on its behalf concerning the terms and conditions of the SafeGuard Stock and the Convertible Note. The knowledge and experience of Seller in financial matters is such that he is capable of evaluating the merits and risks of his investment in the SafeGuard Stock and the Convertible Note.

     2.29     Investment  Purposes.
              --------------------

          (a) Seller is acquiring the SafeGuard Stock and the Convertible Note solely for his account for investment and not with a view to, or for resale in connection with, the distribution thereof, except for any distribution thereof effected in compliance with the Securities Act.

          (b) Seller understands: (i) that the purchase of the SafeGuard Stock, and the Convertible Note is a speculative investment which involves a high degree of risk of loss of Seller's investment therein; (ii) that there are restrictions on the transferability of the SafeGuard Stock and the Convertible Note (and the shares of Common Stock issuable upon conversion of the Convertible Note, collectively the "Conversion Shares")
                                                             -----------------
     under the terms of this Agreement and the other agreements contemplated by this Agreement; and (iii) that there are restrictions on transfer of all such securities under the applicable provisions of the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder and applicable state securities or "blue sky"
      ---
     laws.

          (c) Seller has been advised and understands that, (i) the offer and sale of the SafeGuard Stock, the Convertible Note, and the Conversion Shares have not been registered under the Securities Act; (ii) the SafeGuard Stock, the Convertible Note, and the Conversion Shares must be held indefinitely and Seller must continue to bear the economic risk of the investment in the SafeGuard Stock, the Convertible Note, and the Conversion Shares unless the offer or sale of the SafeGuard Stock, the Convertible
     Note, or the Conversion Shares is subsequently registered under the Securities Act or an exemption from such registration is available; (iii) there is not currently any public market for the Convertible Note, (iv) when and if the SafeGuard Stock, the Convertible Note or the Conversion Shares may be disposed of without registration in reliance on Rule 144, such disposition can be made only in accordance with the terms and conditions of such Rule, (v) restrictive legends shall be placed on the certificates representing the SafeGuard Stock, the Convertible Note and the Conversion Shares and (vi) a notation shall be made in the appropriate records of the Company indicating that the SafeGuard Stock, the Convertible Note and the Conversion Shares are subject to restrictions on transfer and appropriate stop transfer instructions will be issued to the transfer agent of the Company with respect to the SafeGuard Stock, the Convertible Note and the Conversion Shares.

          (d) Seller is aware that, except as expressly provided in the Registration Rights Agreement contemplated by this Agreement, there exists no right to require registration of the SafeGuard Stock or the Conversion Shares and Seller must bear the economic risk of the investment in the SafeGuard Stock the Convertible Note, and the Conversion Shares.

     2.30     Accredited  Investor.  Seller  is  an  "accredited  investor"  as
              --------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

     2.31     Legend on Certificates.  Seller has been advised by Buyer that the
              ----------------------
instruments and certificates representing the SafeGuard Stock, the Convertible Note and the Conversion Shares will bear an appropriate legend to the effect that the SafeGuard Stock, the Convertible Note and the Conversion Shares represented by such instruments and certificates have not been registered under the Securities Act, and may not be transferred in the absence of an effective registration statement under the Securities Act or an exemption from such registration under said Act, and will also bear such additional legends as may be specified in the other agreements contemplated by this Agreement.

                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller, as of the date of this Agreement and as of the Closing Date unless expressly provided otherwise in the representation, as follows.

     3.1     Organization  and  Standing. Buyer and each of its subsidiaries are
             ---------------------------
corporations organized, validly existing and in good standing under the laws of their respective states of incorporation with all requisite corporate power and authority to conduct their business operations as being conducted on the date of this Agreement. Neither the Buyer nor any subsidiary has failed to qualify as a foreign corporation in any jurisdiction where the failure to be so authorized would have a Material Adverse Effect on the Buyer and its subsidiaries, taken as a whole.

     3.2     Noncontravention.  The execution and delivery of this Agreement and
             ----------------
the performance of the transactions contemplated by this Agreement and each of the agreements and documents delivered by Buyer in connection herewith have been duly authorized by all requisite corporate action of Buyer and does not, on the date of this Agreement, and will not, on the Closing Date, (i) violate any decree or judgment of any court or governmental authority which may be applicable to Buyer or any of its subsidiaries; (ii) to Buyer's Knowledge, violate any law, rule or regulation binding on Buyer or any of its subsidiaries;
(iii)  violate  or  conflict  with,  or
result in a breach of, or constitute a default (or an event which, with or without notice or lapse of time or both, would constitute a default) under any of the terms, conditions, or provisions of any contract, lease, indenture, mortgage, note, bond, instrument, license or other agreement to which Buyer or any of its subsidiaries is a party, or by which Buyer or any of its subsidiaries is bound; (iv) permit the acceleration of the maturity of any indebtedness of Buyer or any of its subsidiaries; (v) violate or conflict with any provision of the certificate of incorporation or bylaws of Buyer or any of its subsidiaries; or (vi) require the consent, approval or authorization or any Person or Governmental Authority.

     3.3     Execution/Enforceability.  This  Agreement and each other agreement
             ------------------------
and document delivered by Buyer or SafeGuard Florida in connection herewith has been duly and validly executed and delivered by Buyer or SafeGuard Florida, as the case may be, and constitutes a valid and binding agreement of Buyer or SafeGuard Florida, as the case may be, enforceable in accordance with their terms, except to the extent that its enforceability is limited by application of general principles of equity and by bankruptcy, insolvency, moratorium, debtor relief, and similar laws of general application affecting enforcement of creditors' rights and debtor obligations.

     3.4     Capitalization.  As  of  the date of this Agreement, the authorized
             --------------
capital stock of Buyer consists of 40,000,000 shares of Common Stock, $.01 par value per share and 1,000,000 shares of Preferred Stock, $.01 par value per share of which 80,000 shares have been designated as Series A Preferred Stock, 80,000 shares as Series B Preferred Stock, 30,000 shares as Series C Preferred Stock and 110,000 shares as Series D Preferred Stock, all of which is convertible into 30,000,000 shares of Buyer's Common Stock. As of the date of this Agreement, 4,820,832 shares of Common Stock and 300,000 shares of Buyer's Preferred Stock are issued and outstanding. As of the date of this Agreement, stock options to acquire 3,000,000 shares of Common Stock are authorized under the stock option plans of Buyer, of which 2,637,834 are issued and outstanding a portion of which are subject to stockholder approval of an increase in the total number of shares for which options may be granted under the stock option plan and 611,741 shares of Common Stock have been issued (all prior to March 1, 2000) pursuant to the exercise of stock options granted under the plan. All of the issued and outstanding shares of Common Stock and Preferred Stock are validly issued, fully paid and non-assessable. Except for the Convertible Note or as set forth above, there are no shares of capital stock of Buyer issued or outstanding or any stock options, warrants, subscriptions, calls, rights, convertible securities or other agreements or commitments obligating Buyer to issue, transfer, sell, redeem, repurchase or otherwise acquire any shares of its capital stock. Upon consummation of the Closing, Buyer shall have sufficient shares of Common Stock reserved for issuance upon conversion of the Convertible Note. On the Closing Date, the Buyer's capitalization will be as set forth on
Schedule  3.4,  which  will  be  prepared  and delivered to Seller, certified by
-------------
Buyer,  on  or  before  the  Closing  Date  in  the  form  of  this Section 3.4.
                                                                    -----------

     3.5     Validity  of  SafeGuard Stock.  The SafeGuard Stock, when issued to
             -----------------------------
Seller pursuant to this Agreement, will be duly authorized, validly issued, and fully paid and non-assessable. The SafeGuard Stock, when issued to Seller pursuant to this Agreement, will be free and clear of all Liens, except solely as permitted in this Agreement or in the other agreements expressly contemplated by this Agreement or imposed by applicable securities laws.

     3.6     SafeGuard  Florida  Shares;  Other  Subsidiaries.  Buyer  is  the
             ------------------------------------------------
unconditional sole legal, beneficial, record and equitable owner of all of the capital stock of SafeGuard Florida and each of its other subsidiaries, free and clear of any and all Liens, and that capital stock is duly authorized and validly issued. The Pledged Shares constitute all of the issued and outstanding capital stock of SafeGuard Florida, and there are no outstanding options, warrants, convertible securities, or other rights to acquire capital stock of Safeguard Florida. The Pledged Shares are not subject to shareholder agreements, voting agreements, proxies, or other restrictions on their voting or disposition, except for restrictions imposed by applicable securities laws and Florida Statutes and regulations relating to a change of control of a Prepaid Limited Health Services Organization. At the Closing, Buyer will convey to Seller a valid first priority perfected security interest in the Pledged Shares pursuant to the Pledge Agreement.

     3.7     Validity  and Rights of the Convertible Note and Conversion Shares.
             ------------------------------------------------------------------
The Convertible Note, when issued to Seller pursuant to this Agreement, will be duly authorized and validly issued and will have the terms and rights set forth in the form of the Convertible Note attached hereto as Exhibit A. The
                                                                 ---------
Convertible Note, when issued to Seller pursuant to this Agreement, will be free and clear of all Liens except solely as provided in this Agreement or in the other agreements expressly contemplated by this Agreement or imposed by applicable securities laws. Any and all shares of the Conversion Shares, when issued, will be validly issued, fully paid, and non-assessable and will be free and clear of all Liens of any kind except solely as expressly provided in this Agreement or in the other agreements expressly contemplated by this Agreement or imposed by applicable securities laws.

     3.8     Buyer  SEC  Reports.  Buyer  has  filed  all  required  reports,
             -------------------
schedules, forms, statements and other documents with the SEC since January 1, 2000 (collectively, the "SEC Reports"). As of the respective dates the SEC
                            ------------
Reports were filed or, if any such SEC Reports were amended, as of the date such amendment was filed, each of the SEC Reports (i) complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, and the rules and regulations promulgated thereunder and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of (i) the audited consolidated financial statements of Buyer (including any related notes and schedules) included (or incorporated by reference) in the SEC Reports and (ii) the unaudited consolidated interim financial statements for Buyer (including any related notes and schedules) included (or incorporated by reference) in the SEC Reports, fairly present, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of Buyer and its subsidiaries as of the dates thereof and the consolidated results of their operations and changes in their financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

     3.9     Taxes.
             -----

          (a) All material Tax Returns required to be filed by or with respect to the Buyer and its subsidiaries through the Closing Date have been or will be accurately prepared in all material respects, and have been or will be duly and timely filed, and all Taxes shown on such Tax Returns have been or will be timely paid, or to the extent not due and payable as of the Closing Date, adequate provision for the payment thereof has been or will be made on the financial statements or the books of account of Buyer.

          (b) With respect to each taxable period of Buyer and its subsidiaries ending prior to the date of this Agreement, such taxable period (i) has been audited by the IRS or other taxing authority, and such audit has been completed without the issuance of any notice of deficiency or similar notice of additional liability, (ii) has not been audited or investigated by the IRS or other taxing authority, or (iii) the time for assessing or collecting income tax with respect to each such taxable period has closed and such taxable period is not subject to review by the IRS or such other taxing authority. Neither the Buyer nor any subsidiary has granted or been requested to grant waivers of any statute of limitations applicable to any claim for Taxes.

     3.10     Broker's  and Finder's Fees.  No agent, broker, employee, officer,
              ---------------------------
stockholder or other person or entity acting on behalf of, or under the authority of, Buyer or any of its subsidiaries is or will be entitled to any commission or broker's or finder's fee from any of the parties hereto in connection with this Agreement or any of the transactions contemplated hereby.

     3.11     Licenses/Compliance with Law.  Buyer and each of its subsidiaries,
              ----------------------------
including without limitation SafeGuard Florida, has the lawful authority and all governmental authorizations, certificates of authority, licenses or permits necessary for or required to conduct its business operations as presently conducted. There are no pending or, to the Knowledge of Buyer, threatened legal, administrative, arbitration, or other proceedings of any kind nor any pending or, to the Knowledge of Buyer, threatened governmental investigations by any federal, state or local government or any subdivision thereof or by any public or private group, which assert or allege any violation of or non-compliance with any governmental requirements or which would have the effect of limiting, prohibiting or changing the business operations of Buyer or any of its subsidiaries, including without limitation SafeGuard Florida, as presently conducted. To the Knowledge of Buyer, each of Buyer and its subsidiaries has made all filings with Governmental Agencies required for the conduct of its business operations as such are presently conducted, except where failure to file would not have a Material Adverse Effect on Buyer. To the knowledge of Buyer, each of Buyer's and each of its subsidiaries's business operations as presently conducted do not violate or fail to comply in any material respect with any applicable federal, state or local codes, laws, rules or regulations. Neither Buyer nor any subsidiary has received any notices alleging any such violation or non-compliance. Each of the representations in this Section 3.11
                                                                    ------------
is  subject  to  Schedule  3.11.
                 --------------

     3.12     No  Material  Adverse  Change.  Since December 31, 2001, Buyer and
              -----------------------------
each of its subsidiaries have conducted their respective business in the ordinary course and, except as disclosed on Schedule 3.12, neither Buyer nor any
                                            -------------
of its subsidiaries has suffered any Material Adverse Effect.

     3.13     Litigation.  Except  as  set  forth  in  Schedule  3.13,  no
              ----------                               --------------
investigation or review by any governmental entity with respect to Buyer or any of its subsidiaries is pending or, to the Knowledge of Buyer, threatened, nor has any governmental entity indicated to Buyer or any of its subsidiaries an intention to conduct the same; and there is no action, suit, or administrative, arbitration or other proceeding (including proceedings concerning labor disputes or grievances or union recognition) pending or, to the Knowledge of Buyer, threatened against or affecting Buyer or any of its subsidiaries to which Buyer or any of its subsidiaries is a party, at law or in equity, before any federal, state, or municipal court or other governmental department, commission, board, bureau, agency, or instrumentality. Neither Buyer nor any of its subsidiaries is now, and has not been, a party to any agreement, injunction, order or decree restricting the method or geographic area under which Buyer or any of its subsidiaries may conduct business operations or the marketing of any of their respective products or services or the product or services they may sell.

     3.14     Transactions  With  Affiliates.  Except  as  disclosed on Schedule
              ------------------------------                            --------
3.14,  there  are  no loans, leases, agreements, contracts or other transactions
----
between Buyer and SafeGuard Florida, any present or former stockholder, director or officer of Buyer, or any member of such stockholder, director or officer's immediate family, or any entity controlled by any such person. No shareholder, director or officer of Buyer nor any of their respective spouses or family members owns directly or indirectly on an individual or joint basis any material interest in, or serves as an officer or director of, or in any representative or agent capacity for, any competitor, customer, provider or supplier of Buyer or any organization which has a material contract or arrangement with Buyer.

     3.15     Improper  Payments.  To  Buyer's  Knowledge,  neither Buyer or any
              ------------------
affiliate of Buyer, nor any shareholder, director, officer, employee or agent of Buyer or any affiliate of Buyer has made any improper bribes, kickbacks or other payments to, or received any such payments from, customers, vendors, suppliers or other persons contracting with Buyer and has not proposed or offered to make or receive any such payments.

     3.16     Proceedings.  There  is  not  any  pending  claim,  litigation,
              -----------
investigation, or proceeding against Buyer or any of its subsidiaries that has been commenced or threatened that challenges or might have the effect of preventing, delaying, making illegal, or otherwise interfering with the transactions contemplated by this Agreement.

                                    ARTICLE 4
                                GENERAL COVENANTS

     4.1     Implementing  Agreement.  Subject  to  the  terms and conditions of
             -----------------------
this Agreement, each party hereto shall take all action required of it to fulfill its obligations under the terms of this Agreement and shall otherwise use commercially reasonable efforts to facilitate the consummation of the transactions contemplated hereby.

     4.2     Access  and Information.  From and after the date of this Agreement
             -----------------------
until the Closing Date, Seller and the Company shall (a) give to Buyer and its representatives reasonable access during normal business hours upon reasonable notice to all properties, books, contracts and records (including tax returns and insurance policies) of or relating to the Company and (b) furnish all other information pertaining to the Company as may be reasonably requested by Buyer. Except as approved by Seller, all information obtained hereunder that is not otherwise public shall be held confidential and, in the event of termination of this Agreement, except to the extent required because of any pending or threatened litigation or governmental proceeding, all documents (including copies thereof) obtained hereunder containing such information shall be, at Seller's option, destroyed or returned to Seller.

     From the date of this Agreement through the Closing Date, the Company will prepare monthly and year-to-date unaudited financial statements (the "Interim
                                                                         -------
Financial  Statements")  consistent with GAAP and will promptly deliver the same
---------------------
to  Buyer.  The  representations  contained  in  Section 2.8 with respect to the
                                                 -----------
Company Financial Statements will be applicable to all Interim Financial Statements so prepared and delivered; provided, however, that the Interim
                                           --------   -------
Financial  Statements  shall  be  subject  to  normal  year-end  adjustments.

     4.3     Operation  of  Businesses;  Course  of  Conduct.
             -----------------------------------------------

          (a)     Except as set forth in Schedule 4.3, except as contemplated by
                                         ------------
     this Agreement, and except with the written consent of Buyer, during the period from the date of this Agreement to the Closing Date, Seller shall cause the Company to operate its business as presently operated in the ordinary course and, consistent with such operations, the Company will substantially comply with all applicable legal and contractual obligations, and will use reasonable efforts consistent with past practice to preserve its business organization intact and to preserve the goodwill of its suppliers, customers, clients, providers, employees and others with whom it has business relationships; and Seller and the Company shall use reasonable efforts consistent with past practice to not take any action (or omit to take any action) outside the ordinary course of business that would cause any representation or warranty contained in Article 2 hereof to be
                                                       ----------
     inaccurate. Without limiting the generality of the foregoing, except as set forth in Schedule 4.3, except as contemplated by this Agreement, and except
              ------------
     with the written consent of Buyer, during the period from the date of this Agreement to the Closing Date, Seller will not permit the Company to, without the prior written consent of Buyer:

               (i) enter into any contract or agreement relating to the Company's business, other than (1) such contracts or agreements that are entered into in the ordinary course of business consistent with past practice; and (2) any such contract or agreement not entered into in the ordinary course of business consistent with past practice and pursuant to which the Company receives or is reasonably expected to receive payments, or makes or is reasonably expected to make payments of less than $20,000 per calendar year;

               (ii) make (1) any material change, except in the ordinary course of business, in the assets (including, but not limited to, any change in the composition of such assets so as to materially alter the proportion of cash thereof) or liabilities of the Company, or (2) any commitment for any capital expenditures including, without limitation, replacements of equipment in the ordinary course of business, involving, in the aggregate, more than $50,000;

               (iii) make any change in the articles of incorporation or bylaws of the Company;

               (iv) (1) authorize any shares of the capital stock of the Company for issuance, (2) issue or agree to issue any shares of any authorized but unissued shares of the capital stock of the Company,
          (3) grant, issue, or make any option or commitment relating to the capital stock of the Company, or any other security constituting, or convertible or exchangeable for, capital stock of the Company, or (4) purchase or otherwise acquire any outstanding shares of the capital stock of the Company;

               (v) (1) declare or pay any dividend, make any other distribution or payment, or set aside any amount for payment, with respect to any shares of the capital stock of the Company, or (2) directly or indirectly redeem, purchase or otherwise acquire any shares of the capital stock of the Company or make any commitment relating thereto;

               (vi) (1) make any increase in the compensation payable or to become payable to any of the officers, employees or agents of the
          Company (including any bonus or incentive payment or arrangement), other than normal yearly salary increases and scheduled increases under presently existing compensation plans, and currently anticipated bonuses pursuant to existing bonus arrangements; provided, however,
                                                              --------  -------
          that  the Company may make payments ("Stay Bonuses") of up to $250,000
                                                ------------
          to Steve Gionis and $125,000 to Richard A. Caulley; or (2) make, amend, or enter into any written employment or consulting contract with any employee or independent consultant or any bonus, stock option, profit sharing, pension, retirement or other similar payment or arrangement. Schedule 4.3 lists the amount and terms of currently
                            ------------
          anticipated bonuses pursuant to existing bonus arrangements with respect to Seller, Richard A. Caulley, and Steve Gionis and a general description of the Company's existing bonus arrangements for its other employees;

               (vii) enter into any agreement resulting in the imposition of any Liens on any assets of the Company, except Permitted Liens;

               (viii) enter into any agreement for the purchase of capital stock of any other entity;

               (ix) use reasonable efforts not to take any action that would prevent compliance with any of the conditions in Article 4 of this
                                                               ---------
          Agreement;

               (x) enter into any agreement for the sale of equity of the Company or the creation of any profit sharing relationship with any current or potential client or broker;

               (xi) enter into or engage in any material transaction with any officer, director, shareholder or affiliate of the Company except for the payment of salaries in the ordinary course of business;

               (xii) (1) carry on any negotiations with other parties relating to the acquisition of capital stock or any material assets of the Company or (2) merge or consolidate with or into any entity or sell or otherwise dispose of, or purchase, any material assets or properties (other than sales of obsolete inventory or equipment and purchases of items of inventory or equipment in replacement therefor, in the ordinary course of business consistent with past business practice) or enter into any agreement in respect of such merger, consolidation, purchases, sales, and dispositions; and

               (xiii) cancel, surrender or let lapse any insurance policies issued to the Company.

          (b) Except as contemplated by this Agreement, and except with the written consent of Seller, during the period from the date of this Agreement to the Closing Date, Buyer shall not take any action (or omit to take any action) which action or omission would cause any representation or warranty or covenant in the Convertible Note to be inaccurate or would constitute a breach of such representation or warranty or covenant, or a failure by Buyer to perform any such covenant.

          (c) Buyer shall be permitted to file this Agreement with and discuss the transaction as represented by this Agreement with the Florida Department of Insurance and any such other regulatory agencies that may be involved in the transaction.

          (d)     From  the  date  of  this  Agreement  to  the  Closing  Date,

               (i) The Company shall not make or implement any employee or officer hiring or termination decision involving an individual who is paid in excess of $50,000 per year without the prior written consent of Buyer, which shall not be unreasonably withheld or delayed; and

               (ii) The Company shall inform Buyer regarding all discussions, correspondence or negotiations relating to any existing or proposed new Group Contracts involving 1,000 or more participants or HMO Contract and shall not modify, amend or renew any Group Contract involving 1,000 or more participants or HMO Contract without the prior written consent of Buyer, which shall not be unreasonably withheld or delayed.

     4.4     Consents.
             --------

          (a) From the date of this Agreement to the Closing Date, Seller, the Company and Buyer shall take all steps reasonably necessary to obtain the written consent or approval of each and every governmental agency whose consent or approval shall be required in order to permit the consummation of the transactions contemplated by this Agreement.

          (b) As soon as practicable after the execution of this Agreement, and not later than 30 days after the date of this Agreement, Buyer shall file an application for transfer of control of the Company with the Florida Department of Insurance, together with all documents and information as may be required to be filed in connection therewith and shall thereafter promptly provide such additional information such Department shall request from time to time, and otherwise shall prosecute such application diligently and use reasonable efforts to obtain such approval as promptly as reasonably practicable. Seller and the Company will assist in the preparation and prosecution of the required filings with the Florida Department of Insurance. The parties shall (i) furnish to other party copies of all filings and such necessary information as may be requested by either in connection with any required filings or submissions to any governmental agency or third party and (ii) will keep the other party informed of the status of any inquiries made with respect to this transaction by any federal, state or local governmental agency or authority with respect to this Agreement or the transaction contemplated hereby.

     4.5     Public  Communications.  All  press  releases  or  other  public
             ----------------------
communications of any sort relating to this Agreement, and the method of the release for publication thereof, shall be subject to the prior approval of both Buyer and Seller, which approval shall not be unreasonably withheld by either of such parties, except to the extent that disclosure is otherwise required by law or judicial process.

     4.6     Solicitation  of Inquiries.  From the date of this Agreement to the
             --------------------------
Closing Date, neither Seller, the Company, nor any employee or agent of either shall solicit from any other person, firm, corporation or other entity any inquiries or proposals relating to the disposition of any substantial portion of the Company's business or assets or to the acquisition of all or a substantial portion of its capital stock (whether issued and outstanding or authorized but not issued) or to the merger, reorganization or consolidation of the Company. Until the Closing Date, each of Seller and the Company additionally agree that, without the prior written consent of Buyer, it will not furnish to any person or entity (other than Buyer and its directors, employees, agents and representatives) any non-public information concerning the Company or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of the Company or any of its capital stock or (other than in the ordinary course of business) assets. In the event Seller, the Company, or any agent or employee of either, receives any such solicitation, inquiry or proposal, they shall provide a copy of such to Buyer immediately upon receipt thereof.

     4.7     Cooperation.  The  parties will fully cooperate each with the other
             -----------
and their respective counsel and accountants in connection with any steps required to be taken as part of their obligations under this Agreement. Seller, the Company and Buyer each agrees to use its best efforts to make all necessary filings and to obtain all necessary consents to the transactions contemplated by this Agreement, including without limitation all consents of parties to any contracts or agreements requiring such consents, and all necessary consents of governmental authorities.

     4.8     Updating  of Schedules.  Each party shall promptly notify the other
             ----------------------
party in writing of any changes, additions, or events which may cause any change in or addition to the Schedules delivered by the party under this Agreement promptly after the occurrence of the same and again at the Closing by delivery of appropriate updates to all such Schedules. No notification of a change or addition to a Schedule made pursuant to this Section 4.8 shall be deemed to cure
                                             -----------
any breach of any representation or warranty resulting from such change or addition, unless the other party specifically agrees thereto in writing or consummates the Closing under this Agreement after receipt of such written notification nor shall any such notification, be considered to constitute or give rise to a waiver by the other party of any conditions set forth in this Agreement, unless the other party specifically agrees thereto in writing or consummates the Closing under this Agreement after receipt of such written notification. Nothing contained herein shall be deemed to create or impose on a party any duty to examine or investigate any matter or thing for the purposes of verifying the representations and warranties made by the other party herein.

     4.9     Reinvestment  of  Equity  Investments.  As  soon  as  reasonably
             -------------------------------------
practicable after the date on which the last signature page to this Agreement is executed, Seller will cause the Company to sell the assets of the Company invested in equity securities for cash and will cause the cash proceeds received by the Company from such sale to be invested in "Permitted Investments," as that term is defined in Buyer's Investment Policy Statement attached to this Agreement as Exhibit I.
               ----------

                                    ARTICLE 5
                              CONDITIONS PRECEDENT

     5.1     Conditions  to  Obligations  of  Seller.  The obligations of Seller
             ---------------------------------------
shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          (a)     Accuracy  of  Representations  and  Warranties.  The
                  ----------------------------------------------
     representations  and  warranties  of  Buyer contained in Article 3 shall be
                                                              ---------
     true and correct in all material respects at the date of this Agreement and, unless otherwise provided in Article 3, the Closing Date, except to
                                          ---------
     the extent such representations and warranties are not true and correct in all material respects by reason of actions permitted or authorized by this Agreement or consented to in writing by Seller.

          (b)     Performance.  Buyer  shall  have performed and complied in all
                  -----------
     material respects with all of its covenants and agreements required to be performed by it under this Agreement and each of the other agreements contemplated hereby at or prior to the Closing Date.

          (c)     Consents  and  Approvals.  Seller shall have received written
                  ------------------------
     evidence  of  all material consents and approvals referred  to  in  Section
                                                                         -------
     4.4.  Seller  shall have received written evidence of Buyer's shareholder's
     ---
     approval of an increase in the number of authorized shares of Common Stock to 42,500,000 shares of Common Stock.

          (d)     Certificate.  Seller  shall  have  received  a  certificate of
                  -----------
     Buyer, dated the Closing Date and duly executed by the President or a Vice President of Buyer on behalf of Buyer certifying to the best of such Person's knowledge as to compliance with Sections 5.1(a) and (b).
                                                    ----------------       ---

          (e)     Legal  Actions.  No  legal  action  or  proceeding  by  any
                  --------------
     Governmental Authority or other Person shall have been instituted and threatened which enjoins, restrains, prohibits or results in substantial damages in respect of, or could enjoin, restrain, prohibit or result in substantial damages in respect of, any provision of this Agreement or any related Agreements consummation of the transactions contemplated hereby or thereby.

          (f)     Employment  Agreement.  On  the Closing Date, Buyer shall have
                  ---------------------
     executed and delivered the Employment Agreement with Seller in the form of Exhibit B (the "Employment Agreement").
     ----------         ---------------------

          (g)     Registration  Rights  Agreement.  On  the  Closing Date, Buyer
                  -------------------------------
     shall have executed and delivered the Registration Rights Agreement with Seller in the form of Exhibit C (the "Registration Rights Agreement").
                                ---------       -----------------------------

          (h)     Lease Agreement.  On the Closing Date, SafeGuard Florida shall
                  ---------------
     have executed and delivered the Lease Agreement with Paramount Properties in the form of Exhibit D (the "Lease Agreement").
                        ----------         ----------------

          (i)     Pledge  Agreement.  On  the  Closing  Date,  Buyer  shall have
                  -----------------
     executed and delivered the Stock Pledge Agreement in favor of Seller in the form of Exhibit E (the "Pledge Agreement").
               ----------         -----------------

          (j)     Security  Agreement.  On  the  Closing Date, SafeGuard Florida
                  -------------------
     shall have executed and delivered the Security Agreement in favor of Seller in the form of Exhibit F (the "Security Agreement") and all financing
                        ----------        ------------------
     statements requested by Seller in order to perfect Seller's security interest in the assets of SafeGuard Florida.

          (k)     Convertible  Note.  On  the  Closing  Date,  Buyer  shall have
                  -----------------
     executed  and  delivered  the  Convertible  Note.

          (l)     Material  Adverse  Effect.  Since  the date of this Agreement,
                  -------------------------
     there shall not have occurred any event or condition of any character that in any one case or in the aggregate has a Material Adverse Effect on Buyer or SafeGuard Florida.

          (m)     Capitalization of Buyer.  On or before the Closing Date, Buyer
                  -----------------------
     shall  have  delivered  to  Seller  its  Schedule  3.4  describing  Buyer's
                                              -------------
     capitalization  as  of  the  Closing  Date.

          (n)     Guaranty.  On  the Closing Date, Buyer shall have executed and
                  --------
     delivered the Guaranty in favor of Paramount Properties in the form of Exhibit J (the "Guaranty").
                        --------

     5.2     Conditions  to  the Obligations of Buyer.  The obligations of Buyer
             ----------------------------------------
shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          (a)     Accuracy  of  Representations  and  Warranties.  The
                  ----------------------------------------------
     representations  and  warranties  of Seller contained in Article 2 shall be
                                                              ---------
     true and correct in all material respects at the date of this Agreement and at and as of the Closing Date, except to the extent such representations and warranties are not true and correct by reason of actions permitted or authorized by this Agreement or consented to in writing by Buyer or because of an event that does not have a Material Adverse Effect on Seller or the Company.

          (b)     Performance.  Seller  shall have performed and complied in all
                  -----------
     material respects with all of its covenants and agreements required to be performed by it under this Agreement and each of the other agreements contemplated hereby at or prior to the Closing Date.

          (c)     Consents  and  Approvals.  Buyer  shall  have received written
                  ------------------------
     evidence  of the consents and approvals referred to in Section 4.4, and the
                                                            -----------
     consents to assignment of HMOs representing at least 50% by projected 2002 calendar year dollar volume of all HMO Contracts of the Company.

          (d)     Certificate.  Buyer  shall  have  received  a  certificate  of
                  -----------
     Seller, dated the Closing Date and duly executed by the President or a Vice President of Seller on behalf of Seller certifying to the best of such Person's knowledge as to compliance with Sections 5.2(a) and (b).
                                                    ----------------       ---

          (e)     Legal  Action.  No  legal  action  or  proceeding  by  any
                  -------------
     Governmental Authority or other Person shall have been instituted and threatened which enjoins, restrains, prohibits or results in substantial damages in respect of, or could enjoin, restrain, prohibit or result in substantial damages in respect of, any provision of this Agreement or any other agreement contemplated hereby or the consummation of the transactions contemplated hereby or thereby.

          (f)     Other  Agreements.  On  the Closing Date, Seller (or Paramount
                  -----------------
     Properties in the case of the Lease Agreement) shall have executed and delivered the Employment Agreement, the Registration Rights Agreement, the Lease Agreement, and the Pledge Agreement.

          (g)     Material  Adverse  Effect.  Since  the date of this Agreement,
                  -------------------------
     there shall not have occurred any event or condition of any character that in any one case or in the aggregate has a Material Adverse Effect on the Company, including, without limitation, any terms, conditions, or limitations that are imposed by the Florida Department of Insurance as a prerequisite to its approval of the change of control of the Company contemplated by this Agreement.

          (h)     Approval of Certain Company Plans.  The  Company  shall  have
                  ---------------------------------
     filed all of its offered plans that are required to be filed with the Florida Department of Insurance and received approval of such plans from the Florida Department of Insurance, in each case to the extent required by Florida law.

                                    ARTICLE 6
                                     CLOSING

     6.1     Closing.  Unless  the  parties agree otherwise, the consummation of
             -------
the  transactions contemplated by this Agreement (the "Closing") will take place
                                                       -------
at 1:00 p.m., Tampa, Florida time, on the last Business Day of the month in which the satisfaction or waiver of the condition precedent set forth in Sections 5.1(c) and 5.2(c) shall have occurred (the "Closing Date"), at the
----------------       ------                             ------------
offices of Hill, Ward & Henderson, P.A., 101 East Kennedy Boulevard, Tampa, Florida, 33601, provided that the parties will arrange for the Convertible Note
                 --------
to be executed, and delivered outside of the State of Florida. The transfers and deliveries described in Article 6 shall be mutually interdependent and shall
                            ---------
be regarded as occurring simultaneously and, notwithstanding any other provision of this Agreement, no such transfer or delivery shall become effective or shall be deemed to have occurred until all of the other transfers and deliveries provided for in Article 6 shall also have occurred. The Closing,
                                ---------
and all transactions to occur at the Closing, shall be deemed to have taken place at, and shall be effective as of, the close of business on the Closing Date.

     6.2     Seller's Closing Deliveries.  Seller shall deliver the following to
             ---------------------------
Buyer  at  the  Closing:

          (a) certificate evidencing all of the Shares, which certificate shall be duly endorsed in blank or accompanied by duly executed stock powers;

          (b)     resignations  of  all  directors  and officers of the Company;

          (c) the Employment Agreement, the Registration Rights Agreement, the Lease Agreement, the Pledge Agreement, and the Security Agreement, each duly executed by Seller (or Paramount Properties in the case of the Lease Agreement);

          (d) legal opinions, dated the Closing Date, of Hill, Ward & Henderson, P.A., counsel to Seller and the Company, to the effect set forth in Exhibit G; and
         ----------

          (e) all keys, pass-codes, computer access information and any and all other tools and implements used in the day-to-day operation of the Company's business.

     6.3     Buyer's  Closing  Deliveries.  Buyer shall deliver the following to
             ----------------------------
Seller  at  the  Closing:

          (a) $3,000,000 in U.S. Dollars, by wire transfer of immediately available funds in accordance with the wire transfer instructions of Seller;

          (b)     the  Convertible  Note,  duly  executed  by  Buyer;

          (c) a stock certificate evidencing the 769,231 shares of SafeGuard Stock;

          (d) the Lease Agreement, Employment Agreement, Registration Rights Agreement, and Guaranty, each duly executed by Buyer (or SafeGuard Florida in the case of the Lease Agreement);

          (e) the Pledge Agreement and the stock certificate representing all of the shares of SafeGuard Florida, which certificate shall be duly endorsed in blank or accompanied by duly executed stock powers;

          (f) legal opinions, dated the Closing Date, of Strasburger & Price, LLP, counsel to Buyer and Safeguard Florida, to the effect set forth in Exhibit H; and
         ----------

          (g) the Security Agreement and all financing statements requested by Seller in order to perfect Seller's security interest in the assets of SafeGuard Florida.

     6.4     Transfer  Taxes.  Seller  and Buyer shall share equally the cost of
             ---------------
all transfer, sales, use, income or other taxes, if any, payable in connection with the transfer of the Shares contemplated by this Agreement or as a result of the transaction contemplated hereby. Seller shall be responsible for the payment of any individual taxes levied as a result of selling the Shares to Buyer.

                                    ARTICLE 7
                                BUYER'S COVENANTS

     Buyer  agrees  that:

     7.1     Closing.  Buyer  shall,  to  the extent within its control, use its
             -------
best efforts to cause the conditions specified in Section 5.1 to be satisfied by
                                                  -----------
the  Closing  Date.

     7.2     Seller's  Access  to  Information  After  the  Closing.
             ------------------------------------------------------

          (a)     Retention.  Until  the  third anniversary of the Closing Date,
                  ---------
     Buyer shall retain such of the books and records pertaining to the Company prior to the Closing Date as Seller reasonably requires for the purposes referred to in Section 7.2(b). If Buyer wishes to dispose of such books and
                    --------------
     records after such date, then it shall first give 90 days notice to Seller and Seller shall have the right, upon notice to Buyer within such 90-day period, to require Buyer to retain such books and records (at Seller's cost) for such additional period as Seller reasonably require for the purposes referred to in Section 7.2(b).
                                 ---------------

          (b)     Access.  After the Closing, (i) Buyer shall, and shall use its
                  ------
     reasonable efforts to cause its counsel and independent public accountants to afford to Seller and their employees, agents and representatives, including its counsel and independent public accountants, reasonable access, during normal business hours, to the premises of the Company and to all books, records, files, documents or other assets related to the operation of the Company on or prior to the Closing Date in Buyer's possession or under Buyer's control as may be reasonably requested by Seller in connection with preparing tax returns or the investigation of defense of claims, and (ii) Seller shall have the right, at its cost and expense, to copy such books, records, files and documents related to the Company as may be reasonably useful to Seller.

          (c)     Limitations  on  Access.  The  rights  of Seller under Section
                  -----------------------                                -------
     7.2(b)  may be exercised only (i) at times reasonably satisfactory to Buyer
     ------
     and only in a manner that does not unreasonably disrupt or otherwise materially adversely affect the Company's or Buyer's business and operations, and (ii) subject to any confidentiality obligation to third parties.

     7.3     Confidentiality.  Buyer shall, and shall use its reasonable efforts
             ---------------
to cause its employees, agents and other representatives to, hold in confidence all information of or related to the Company or otherwise in connection with the negotiation and execution of this Agreement, except, in each case, as required in preparing tax returns or in connection with any investigation or litigation or the defense of any claims. The provisions of this Section 7.3 shall not apply
                                                     -----------
to
any portion of the information that (i) becomes generally available to the public other than as a result of a disclosure by Buyer or its employees, agents, or other representative, (ii) was or is made available to Buyer on a non-confidential basis by a person not affiliated with or acting on behalf of Seller either before or after its disclosure by Seller to Buyer, or (iii) Buyer becomes legally obligated to disclose, but in the case of this clause (iii) Buyer shall promptly notify Seller of the impending disclosure.

     7.4     Employment  of  Seller.  Effective  as  of  the Closing Date, Buyer
             ----------------------
shall employ Seller pursuant to the terms of the Employment Agreement in the form of Exhibit B attached hereto.
          ----------

     7.5     Florida Market Headquarters.  From the Closing Date until the later
             ---------------------------
of  (i)  September  30,  2002 or (ii) the Closing Date (the "Lease Start Date"),
                                                             ----------------
Buyer will cause SafeGuard Florida to have the principal executive offices of SafeGuard Florida and the Company at the location of the Company on the date of this Agreement, pursuant to the terms on the date of this Agreement of that certain month-to-month lease to which the Company is a party. On the Lease Start Date, Buyer will cause the principal executive offices of the combined SafeGuard Florida and Paramount to relocate to 3410 Henderson Blvd, Tampa, Florida 33629 (the "New Office"). SafeGuard Florida will occupy the New Office pursuant to the
      ----------
Lease Agreement. Immediately after the Closing, Buyer will designate the office of SafeGuard Florida as its Florida market headquarters and shall maintain that designation for so long as Seller is employed 7.5 Buyer. If pursuant to this
Section  7.5  Buyer is permitted to change the designation of its Florida market
------------
headquarters, any such change will not affect SafeGuard Florida's obligations under the Lease Agreement or Buyer's obligations under the Guaranty.

     7.6     Merger  of SafeGuard Florida and the Company.  On the day after the
             --------------------------------------------
Closing Date, Buyer shall merge SafeGuard Florida and the Company, pursuant to a valid statutory merger under Florida law (the "Merger"). Buyer shall use its
                                                  ------
best efforts to cause the Merger to be treated as a reorganization within the meaning of Section 368(a) of the Code.

                                    ARTICLE 8
                       ADDITIONAL COVENANTS AND AGREEMENTS

     8.1     Specific  Performance.  Each  party  to this Agreement acknowledges
             ---------------------
and agrees that such party's obligations hereunder are unique, and that, should any party breach or default in the performance of his or its obligations hereunder, such breach or default would cause irreparable harm to the other parties for which money damages alone would not be an adequate remedy. Accordingly, each party agrees that the non-defaulting party or parties, in addition to any other rights and remedies that may be available to them at law, may sue in equity for injunctive relief, specific performance of this Agreement, or both, and each party hereby expressly waives any defense that a remedy consisting solely of money damages would be adequate.

     8.2     Further Assurances.  Buyer and Seller will each execute and deliver
             ------------------
to each other any and all other documents and instruments, and do and perform such acts, in addition to those expressly provided for herein, as may be reasonably necessary to carry out or evidence the transactions contemplated by this Agreement, whether before, at or after the Closing.

     8.3     Publicity.  Any  disclosures  or  announcements  relating  to  this
             ---------
Agreement or the transactions contemplated hereby will be made only as may be agreed upon by Seller and Buyer, or as may be required by Law.

     8.4     Expenses.  Whether  or  not  the  transactions  contemplated herein
             --------
shall be consummated, all legal and other costs and expenses incurred in connection herewith and the transactions contemplated hereby shall, except as otherwise provided in Sections 4.4, 6.4, 8.6(e), (accountants fees, filing
                         ------------  ---  ------
fees  for  consent),  be  paid  by  the party incurring such expenses; provided,
                                                                       --------
however,  that  all  of the professional fees and expenses incurred by Seller in
-------
connection with the transactions contemplated herein may be borne by the Company up to the maximum amount of $80,000. Notwithstanding the foregoing, the prevailing party in any legal action arising out of or relating to this Agreement shall be entitled to its reasonable attorneys' fees and court and other expenses. The provisions of this Section 8.4 shall survive any
                                             ------------
termination  of  this  Agreement.

     8.5     No  Assignment.  No assignment of any part of this Agreement or any
             --------------
right or obligation hereunder may be made without the prior written consent of all other parties hereto, and any assignment attempted without such consent will be void.

     8.6     Certain  Tax  Matters.
             ---------------------

          (a)     Buyer and Seller agree that Buyer shall make no election under
     Section 338 of the Code (or any corresponding provision of state or local income Tax law) in connection with this Agreement.

          (b) Seller shall prepare, or cause to be prepared and timely file or cause to be timely filed, all Tax Returns required for the Company for all periods ending on or prior to the Closing Date. Seller shall permit Buyer to review and comment on each such return for a period of twenty (20) days prior to filing. If Buyer raises objections to any such Tax Return that cannot be resolved by the parties within such 20-day period, such Tax Return shall be filed as prepared by Sellers, and the Accounting Firm shall resolve any remaining disputes as provided in Section 8.6(e). Buyer shall
                                                     --------------
     prepare or cause to be prepared and timely file, or cause to be timely filed, all Tax Returns required for the Company for all periods ending after the Closing Date. During any period when Seller has indemnification obligations relating to Taxes pursuant to Section 9.2(c), Buyer shall
                                                     --------------
     permit Seller to review and comment on each such Tax Return for a period of twenty (20) days prior to filing. If Seller raises objections to any such Tax Return that cannot be resolved by the parties within such 20-day period, such Tax Return shall be filed as prepared by Buyer, and the Accounting Firm shall resolve any remaining disputes as provided in Section
                                                                         -------
     8.6(e).
     ------

          (c) The Company shall not file a claim for refund or amended return for a period ending on or prior to the Closing Date without the prior written approval of Seller. Seller shall be responsible for any penalties, interest or increase in taxes applicable to periods ending on the Closing Date and the Company and Buyer shall be responsible for any penalties, interest or increase in taxes for any periods after the Closing Date. For purposes of this Section 8.6(c) and Section 9.2(c), Taxes
                                     ---------------       --------------
     attributable  to  the  period  ending
     on  the  Closing Date will be determined on the basis of an interim closing of  the  books;  provided,  however, that in the case of any taxable period
                      --------   -------
     that includes (but does not end on) the Closing Date (a "Straddle Period"),
                                                              ---------------
     the portion of the Tax which relates to the portion of the Straddle Period ending on the Closing Date will (i) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the Straddle Period, multiplied by a fraction, the numerator of which is the number of days in the Straddle Period ending on the Closing Date, and the denominator of which is the number of days in the entire Straddle Period, and (ii) in the case of any Tax based upon or related to income or receipts, be deemed equal to the amount which would have been payable if the relevant taxable period had ended on the Closing Date. All determinations necessary to give effect to the foregoing allocations will be made in a manner consistent with prior practices of the Company.

          (d) Buyer and Seller shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Section 8.6 and any audit, litigation or other
                                  -----------
     proceeding  with  respect  to  Taxes  involving  the  Company.

          (e) In the event that the parties submit any unresolved disputes to the Accounting Firm, the Accounting Firm shall be instructed to resolve any disputes referred to it pursuant to Section 8.6(b) within 30 days after
                                             -------------
     such referral. The resolution of disputes by the Accounting Firm shall be set forth in writing and shall be conclusive and binding upon all parties and the parties shall join in the execution and cooperate in the filing of any amended Tax Return as shall be necessary to implement such resolution. The fees and expenses of the Accounting Firm shall be paid as follows: each party shall pay that percentage of such fees and expenses equal to the inverse percentage of the net amount in dispute determined in favor of the applicable party; such fee and expense allocations to be determined by such Accounting Firm in accordance with the provisions of this Agreement. (For example, if the net amount in dispute is $100,000 and the Accounting Firm concludes that Buyer is entitled to $60,000 of such disputed amount and Seller is entitled to $40,000 of such disputed amount, Buyer shall pay 40% of such Accounting Firm's fees and expenses and Seller shall pay 60% of such Accounting Firm's fees and expenses.)

          (f) Any refunds or credits of Taxes of the Company for any period ending on or before the Closing Date shall be for the account of Seller, provided, however, that if any such refund or credit is listed as an asset
     --------   -------
     of the Company in the Company Balance Sheet, such refund or credit shall be for the account of Buyer. Any refunds or credits of Taxes of the Company for any period beginning after the Closing Date shall be for the account of Buyer. Any refunds or credits of Taxes relating to a taxable period that begins before and ends after the Closing Date shall be apportioned between Seller and Buyer in accordance with Section 8.6(c), provided, however, that
                                         --------------  --------  -------
     if any such refund or credit is listed as an asset of the Company in the Company Balance Sheet, such refund or credit shall be for the account of Buyer. Buyer shall promptly pay over to Seller all refunds received by Seller or its Affiliates to which Seller is entitled under this Section
                                                                         -------
     8.6(f).  Seller  shall  promptly  pay over to Buyer all refunds received by
     ------
     Seller  to  which  Buyer  is  entitled  under  this  Section  8.6(f).
                                                          ---------------

          (g)     Buyer  shall  promptly  give  written notice to Seller (a "Tax
                                                                             ---
     Claim  Notice")  of  any  proposed  adjustment  (specifying with reasonable
     -------------
     particularity the basis of the proposed adjustment) of any item on any Tax Return of the Company for any period that, if successful, could give rise to a liability of Seller to Buyer under Article 9 (a "Tax Liability
                                                     ---------     -------------
     Issue").  If  such  Tax  Claim Notice is not given to Seller within 15 days
     -----
     after the receipt by Buyer or SafeGuard Florida of notice of such proposed adjustment and the failure to give such notice materially and substantially prejudices the position of Seller with respect to such proposed adjustment, Seller shall not be liable to Buyer under Article 9 for such claim. If such
                                               ---------
     proposed adjustment may affect the tax liability of the Company or Buyer for any period beginning after the Closing Date, Seller shall advise Buyer of the status of any conferences, meetings and proceedings with tax authorities or appearances before any court pertaining to such adjustment or adjustments and shall advise Buyer of the outcome of such proceedings. However, nothing herein shall entitle Buyer to interfere with Seller's right to make any judgments or to take any actions it deems appropriate in connection with the disposition of any such proposed adjustments.

                                    ARTICLE 9
                                 INDEMNIFICATION

     9.1     Survival  of  Representations  and  Warranties.  Subject  to  the
             ----------------------------------------------
limitations  specified  below,  the  representations and warranties of Seller in
Article  2 and of Buyer in Article 3 will survive the Closing and continue to be
----------                 ---------
binding  regardless  of  any  investigation  made  at  any  time  by  any party.
Nevertheless, the right of Buyer Indemnified Parties to bring certain indemnification claims is subject to the limits in Section 9.5, and the right of
                                                   -----------
Seller Indemnified Parties to bring certain indemnification claims is subject to the limits in Section 9.6.
                 ------------

     9.2     Indemnification by Seller.  From and after the Closing, Seller will
             -------------------------
indemnify  Buyer and the Company (collectively, the "Buyer Indemnified Parties")
                                                     -------------------------
against  and  hold  them  harmless  from:

          (a) All Losses resulting from or arising out of any material breach of any representation or warranty made by Seller in this Agreement or any Related Agreement; provided, however, that if such representation or
                               --------  -------
     warranty is subject to a materiality limitation, the materiality limitation in this Section 9.2(a) will not impose any additional requirement;
               ---------------

          (b) Any breach of or failure by Seller to perform any covenant or obligation of Seller set out or contemplated in this Agreement or any Related Agreement or any document delivered by Seller at Closing;

          (c) All Taxes that have become due and payable during, or which have accrued with respect to the Company for, any period included in the Tax Indemnification Period and that have not been paid prior to the Closing Date or reserved for in the Company Balance Sheet or accrued in the ordinary course of business since the Company Balance Sheet Date. Any Taxes attributable to the Company payable as a result of an audit of any Tax Return shall be deemed to have accrued in the period to which such

     Taxes  are  attributable,  and  any Taxes attributable to a Straddle Period shall  be  determined  in  accordance  with  Section  8(c);
                                                  -------------

          (d) All Losses resulting from or arising out of the claims of any broker, finder or other Person acting in a similar capacity on behalf of either of the Company or Seller in connection with the transactions herein contemplated; and

          (e) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and reasonable legal and other expenses incident to any of the foregoing.

     9.3     Indemnification  by  Buyer.  From and after the Closing, Buyer will
             --------------------------
indemnify  Seller  (the  "Seller  Indemnified  Parties")  against  and  hold him
                          ----------------------------
harmless  from:

          (a)     All  Losses  resulting  from  or  arising  out of any material breach of any representation or warranty made by Buyer or any of its subsidiaries in this Agreement or any Related Agreement; provided, however,
                                                              --------  -------
     that if such representation or warranty is subject to a materiality limitation, the materiality limitation in this Section 9.3(a) will not
                                                         --------------
     impose  any  additional  requirement;

          (b) Any breach of or failure by Buyer to perform any covenant or obligation of Buyer set out or contemplated in this Agreement or any Related Agreement or any document delivered by Buyer at Closing;

          (c) All Taxes that have accrued with respect to the Company for any period after the Tax Indemnification Period for which a claim is asserted against Seller. Any Taxes attributable to the Company payable as a result of an audit of any Tax Return shall be deemed to have accrued in the period to which such

     Taxes  are  attributable,  and  any Taxes attributable to a Straddle Period shall  be  determined  in  accordance  with  Section 8(c);
                                                  ------------

          (d) All Losses resulting from or arising out of the claims of any broker, finder or other Person acting in a similar capacity on behalf of either of the Company or Seller in connection with the transactions herein contemplated; and

          (e) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and reasonable legal and other expenses incident to any of the foregoing.

     9.4     Third  Party Claims.  Except with respect to a Tax Liability Issue,
             -------------------
if any legal proceedings are instituted or any claim is asserted by any third party with respect to which any of Seller Indemnified Parties on the one hand, or any of Buyer Indemnified Parties on the other hand, may be entitled to indemnity hereunder, the party asserting such right to indemnity (the "Indemnitee") will promptly give the party from whom indemnity is sought (the
 ----------
"Indemnitor")  written  notice thereof.  A delay in giving such notice will only
 ----------
relieve the recipient thereof of liability to the extent the recipient suffers actual prejudice because of the delay. The Indemnitor will have the right, at its option and expense, to participate in the defense of such a proceeding or claim, but not to control the defense, negotiation or settlement thereof, which control will at all times rest with the Indemnitee, unless the proceeding or claim involves only money damages, and the Indemnitor:

          (a) irrevocably acknowledges in writing complete responsibility for and agrees to indemnify the Indemnitee; and

          (b) furnishes evidence satisfactory to the Indemnitee of the financial ability to so indemnify,

in which case the Indemnitor may assume such control through counsel of its choice, who shall be reasonably satisfactory to the Indemnitee, and at Indemnitor's expense, but the Indemnitee will continue to have the right to be represented, at its own expense, by counsel of its choice in connection with the defense of such a proceeding or claim. If the Indemnitor does not assume control of the defense of such a proceeding or claim, the entire defense of the proceeding or claim by the Indemnitee, any settlement made by the Indemnitee, and any judgment entered in the proceeding or claim will be deemed to have been consented to by, and will be binding on, the Indemnitor as fully as though it alone had assumed the defense thereof and a judgment had been entered in the proceeding or claim in the amount of such settlement or judgment, except that the right of the Indemnitor to contest the right of Indemnitee to indemnification under this Agreement with respect to the proceeding or claim will not be extinguished. If the Indemnitor does assume control of the defense of such a proceeding or claim, the Indemnitor will have the exclusive right to settle the claim; provided, that, it will not, without the prior written consent
                  ---------
of the Indemnitee, settle the proceeding or claim or consent to entry of any judgment relating thereto which does not include as an unconditional term thereof the giving by the claimant to the Indemnitee a release from all liability in respect of the proceeding or claim. The parties hereto agree to cooperate fully with each other in connection with the defense, negotiation or settlement of any such proceeding or claim, including providing reasonable access to all applicable books and records and the officers, employees and agents that are reasonably necessary to the defense.

     9.5     Limitation  on  Indemnification  of Buyer Indemnified Parties.  The
             -------------------------------------------------------------
indemnification  of  Buyer  Indemnified  Parties  provided for under Section 9.2
                                                                     -----------
shall  be  limited  in  certain  respects  as  follows:

          (a) Any claim for indemnification by Buyer Indemnified Parties under Section 9.2(a) must be made on or before eighteen (18) months after
            ---------------
     the Closing Date, except that (i) there will be no limits on the time for making a claim for indemnification relating to the representations and warranties contained in Section 2.1 ("Organization and Standing"), Section
                              -----------                                -------
     2.4  ("Title to Stock"), Section 2.5 ("Capitalization of the Company"), and
     ---                      -----------
     Section  2.20  ("Broker's  and  Finder's  Fees");  and  (ii)  a  claim  for
     -------------
     indemnification relating to the Tax Warranties may be made until the close of business on the Tax Statute of Limitations Date.

          (b) Seller shall not be liable to Buyer Indemnified Parties for indemnification claims under Section 9.2(a) until the aggregate amount of
                                    -------------
     such indemnification claims exceeds Twenty Five Thousand Dollars ($25,000) ("Indemnification Threshold"), and then only for the amount by which the
       --------------------------
     amount of such indemnification claims exceed the Indemnification Threshold; except that claims for indemnification relating to the representations and warranties contained in Section 2.1 ("Organization and Standing"), Section
                              -----------                                -------
     2.4  ("Title  to  Stock"),  Section  2.5 ("Capitalization of the Company"),
     ---                         ------------
     Section
     -------

     2.20  ("Broker's  and  Finder's  Fees"),  or  Section  2.24  ("Taxes")
     ----                                          -------------
     shall  not  be  subject  to  the  Indemnification  Threshold.

          (c) The maximum liability of Seller, in the aggregate, for indemnification claims made under Section 9.2(a) shall be Seven Hundred
                                           --------------
     Fifty  Thousand Dollars ($750,000) (the "Indemnity Cap"), except that there
                                              -------------
     shall be no limits on the amount of a claim for indemnification relating to the representations and warranties contained in Section 2.1 ("Organization
                                                      -----------
     and  Standing"),  Section  2.4  ("Title  to  Stock"),  Section  2.5
                       ------------                         ------------
     ("Capitalization of the Company"), Section 2.7 ("Compliance with Applicable
                                        -----------
     Laws;  Licenses"),  Section 2.20 ("Broker's and Finder's Fees"), or Section
                         ------------                                    -------
     2.24  ("Taxes"), nor shall the amount of any such claims be aggregated with
     ----
     any other claims for indemnification for purposes of attaining the Indemnification Threshold.

          (d) To the extent that insurance coverage is available to Buyer or the Company to cover any item for which indemnification may be sought hereunder, Buyer shall use commercially reasonable efforts and proceed on a good faith and timely basis to seek to recover such amounts as may be available thereunder for a period of 120 days and shall only seek indemnification against Seller in the event that such recovery is not paid within 120 days after the insurance claim is first made or coverage is denied or is insufficient to satisfy the claim. To the extent Seller indemnifies Buyer on any claim referred to in the previous sentence, Buyer shall, or shall cause the Company, to the extent applicable, (i) pay to Seller the amount received from such insurance company or any other third party up to the amount paid to Buyer by Seller with respect to such indemnification claim; and (ii) assign to Seller, to the extent permissible, its claims against such insurance company or other third party. If any such insurance or third party claim is not assignable to Seller, Buyer shall cause the Company to commence litigation on behalf of Seller, provided that (1) Seller advances all costs and expenses associated
             --------
     with the litigation of such claim, and (2) Buyer is satisfied that there is a reasonable basis for the Company to be successful in such claim as reasonably determined by legal counsel to Buyer.

          (e)     All  amounts  recoverable  by  Buyer  from  Seller  under this
     Article  9 shall be net of tax effects (benefits or detriments) received by
     ----------
     Buyer or SafeGuard Florida on account of any liability, loss, damage, or expense subject to indemnification or receipt of indemnification payments hereunder. In the event the tax effects cannot reasonably be determined with certainty at the time the indemnification payments are otherwise due and payable hereunder, Seller shall not delay payment hereunder on account of such uncertainty and Seller and Buyer agree to negotiate in good faith a reasonable estimate of the tax effects in order to permit Seller's timely payment of all indemnification amounts hereunder.

          (f) Notwithstanding anything to the contrary in this Agreement (including Section 9.7), Seller shall have no obligation to indemnify any
                 ------------
     Buyer Indemnified Party for exemplary, consequential, special or punitive damages, except solely in the case that any such damages constitute part of a third-party claim.

          (g) Notwithstanding anything to the contrary in this Agreement, Seller shall have no obligation to indemnify any Buyer Indemnified Party for any breach of representation or warranty in this Agreement if Buyer has actual knowledge of such facts or circumstances underlying the breach prior to the Closing Date.

     9.6     Limitation  on  Indemnification of Seller Indemnified Parties.  The
             -------------------------------------------------------------
indemnification  of  Seller  Indemnified  Parties provided for under Section 9.3
                                                                     -----------
will  be  limited  in  certain  respects  as  follows:

          (a)     Any claim for indemnification under Section 9.3(a) by Seller
                                                      --------------
     Indemnified Parties must be made on or before eighteen (18) months after the Closing Date, except that (i) there will be no limits on the time for making a claim for indemnification relating to the representations and warranties contained in Section 3.1 ("Organization and Standing"), Section
                              -----------                                -------
     3.2  ("Noncontravention"),  Section  3.4  ("Capitalization"),  Section  3.5
     ---                         ------------                       ------------
     ("Validity  of  SafeGuard Stock"), Section 3.6 ("Title to SafeGuard Florida
                                        -----------
     Stock"),  Section  3.7  ("Validity  and  Rights of the Convertible Note and
               ------------
     Conversion  Shares"),  and  Section 3.10 ("Broker's and Finder's Fees") and
                                 ------------
     (ii) a claim for indemnification relating to Tax Warranties may be made until the close of business on the Tax Statute of Limitations Date.

          (b) Buyer shall not be liable to Seller's Indemnified Parties for indemnification claims under Section 9.3(a) until the aggregate amount of
                                    -------------
     indemnification claims exceeds the Indemnification Threshold, and then only for the amount by which such indemnification claims exceed the Indemnification Threshold; except that claims for indemnification relating to the representations and warranties contained in Section 3.1
                                                               ------------
     ("Organization  and  Standing"),  Section 3.2 ("Noncontravention"), Section
                                       -----------                       -------
     3.4  ("Capitalization"),  Section  3.5  ("Validity  of  SafeGuard  Stock"),
     ---
     Section  3.6  ("SafeGuard Florida Shares; Other Subsidiaries"), Section 3.7
     ------------                                                    -----------
     ("Validity  and Rights of the Convertible Note and Conversion Shares"), and
     Section  3.10  ("Broker's  and  Finder's Fees") shall not be subject to the
     -------------
     Indemnification  Threshold.

          (c) The maximum liability of Buyer for indemnification claims made under Section 9.3(a) shall be equal to the Indemnity Cap, except that any
            ---------------
     claim for indemnification relating to the representations and warranties contained in Section 3.1 ("Organization and Standing"), Section 3.2
                    ------------                                    ------------
     ("Noncontravention"),  Section  3.4  ("Capitalization"),  Section  3.5
                            ------------                       ------------
     ("Validity  of  SafeGuard  Stock"), Section 3.6 ("SafeGuard Florida Shares;
                                         -----------
     Other  Subsidiaries"), Section 3.7 ("Validity and Rights of the Convertible
                            -----------
     Note  and Conversion Shares"), Section 3.10 ("Broker's and Finder's Fees"),
                                    ------------
     and  Section  3.11 ("Licenses/Compliance with Law") shall not be subject to
          -------------
     or  applied  against  the  Indemnity  Cap.

          (d) To the extent that insurance coverage is available to Seller to cover any item for which indemnification may be sought hereunder, Seller shall use commercially reasonable efforts and proceed on a good faith and timely basis to seek to recover such amounts as may be available thereunder for a period of 120 days and shall only seek indemnification against Buyer in the event that such recovery is not paid within 120 days after the insurance claim is first made or coverage is denied or is insufficient to satisfy the claim. To the extent Buyer indemnifies Seller on any claim referred to in the previous sentence, Seller shall to the extent applicable, (i) pay to Buyer the amount received from such insurance company or any other third party up to the amount paid to Seller by Buyer with respect to such indemnification claim; and (ii) assign to Buyer, to the extent permissible, its claims against such insurance company or other third party. If any such insurance or third party claim is not assignable to Buyer, Seller shall cause the Company to commence litigation on behalf of Buyer, provided that
                                                                   --------
     (1) Buyer advances all costs and expenses associated with the litigation of such claim, and (2) Seller is satisfied that there is a reasonable basis for the Company to be successful in such claim as reasonably determined by legal counsel to Seller.

          (e)     All  amounts  recoverable  by  Seller  from  Buyer  under this
     Article  9 shall be net of tax effects (benefits or detriments) received by
     ----------
     Seller on account of any liability, loss, damage, or expense subject to indemnification or receipt of indemnification payments hereunder. In the event the tax effects cannot reasonably be determined with certainty at the time the indemnification payments are otherwise due and payable hereunder, Buyer shall not delay payment hereunder on account of such uncertainty and Buyer and Seller agree to negotiate in good faith a reasonable estimate of the tax effects in order to permit Buyer's timely payment of all indemnification amounts hereunder.

          (f) Notwithstanding anything to the contrary in this Agreement (including Section 9.7), Buyer shall have no obligation to indemnify any
                 ------------
     Seller Indemnified Party for exemplary, consequential, special or punitive damages, except solely in the case that any such damages constitute part of a third-party claim.

          (g) Notwithstanding anything to the contrary in this Agreement, Buyer shall have no obligation to indemnify any Seller Indemnified Party for any breach of representation or warranty in this Agreement if Seller has actual knowledge of any facts or circumstances underlying the breach prior to the Closing Date.

     9.7     Remedies;  Default;  Notice  and Cure.  If the Closing occurs, each
             -------------------------------------
party acknowledges and agrees that the sole and exclusive remedy with respect to any and all claims arising under this Agreement or in connection with the transactions contemplated by this Agreement (but excluding claims under the Lease Agreement, Employment Agreement, Convertible Note, Security Agreement, and Registration Rights Agreement) shall be pursuant to the indemnification provisions set forth in this Article 9. No party shall be deemed in breach of
                               ---------
its obligations hereunder unless it has received written notice from the other party of noncompliance with a term or provision of this Agreement specifying the specific item of noncompliance and the defaulting party has failed to cure such noncompliance within 10 days after receipt of such notice; provided, however,
                                                              --------  -------
that if the nature of such default is such that it cannot be cured solely by the payment of money and that more than 10 days may be reasonably required to effect a cure, then the defaulting party shall not be deemed to be in default if such party shall commence such cure within such 10 day period and thereafter diligently and in good faith prosecutes such cure to successful completion within 60 days after receipt of such notice. Any liability for indemnification under this Agreement will be determined without duplication of recovery by reason of the state of facts giving rise to the liability constituting the breach of more than one representation, warranty, covenant or agreement.

     9.8     Payment of Liability.  Any liability of Seller under this Article 9
             --------------------                                      ---------
may be paid by the surrender for cancellation of shares of the SafeGuard Stock. For purposes of such payment, each share of SafeGuard Stock so surrendered shall be deemed to have a value of $1.30 per share. Accordingly, for purposes of this
Article  9,  the  amount  of  any  such payment shall be the number of shares of
----------
SafeGuard Stock so surrendered times $1.30. If Seller elects not to satisfy its liability under this Article 9 with shares of SafeGuard Stock, the sole recourse
                     ---------
for the Buyer Indemnified Parties against Seller shall be to set-off Seller's liability against future payments under the Convertible Note, in accordance with
Section  9.9. Any liability of Buyer under this Article 9 shall be paid in cash.
------------                                    ---------

     9.9     Limited Right of  Set-Off. The sole recourse of a Buyer Indemnified
             -------------------------
Party  to  satisfy  Seller's  liability under this Article 9 for indemnification
                                                   ---------
claims  that  are subject to the Indemnity Cap under Section 9.5(c), but not for
                                                     --------------
indemnification claims not subject to the Indemnity Cap, will be for Buyer to set off the claim against payments due under the Convertible Note in accordance with this section. Buyer shall not set-off against payments due under the Convertible Note the amount of any liability of Seller to the Buyer Indemnified Parties, unless both of the following occur: (i) Seller's obligation to indemnify a Buyer Indemnified Party is finally determined by agreement of Buyer and Seller or by a court, the Arbitrators or other trier of fact in accordance with Section 12.4 and (ii) Buyer gives Seller at least ten (10) days prior
      -------------
written notice of its intent to exercise its set-off right. If at any time while the Convertible Note is outstanding any Buyer Indemnified Party makes a timely claim for indemnification by Seller pursuant to Section 9.2, Buyer may
                                                          -----------
elect to make any payments due under the Convertible Note, after making such claim until a final non-appealable decision of a court, the Arbitrators or other trier of fact, to an escrow account (the "Escrow Account"). The parties will,
                                            --------------
within 10 days of Seller's receipt of the claim, select a mutually acceptable escrow agent for the Escrow Account. If the parties cannot agree on the choice of an escrow agent within such 10-day period, they will within a further 10-day period, select by lot a nationally recognized bank in Tampa, Florida (after excluding their respective regular banks) to serve as the escrow agent for the Escrow Account. The parties will enter into an escrow agreement providing, among other things, for the release of the funds in the Escrow Account in accordance with the parties' mutual agreement or direction of the court, the Arbitrators or other trier of fact pursuant to a final non-appealable order, and for standard indemnification of the escrow agent.

                                   ARTICLE 10
                          TERMINATION; NON-SOLICITATION

     10.1     Termination.  This  Agreement  may  be  terminated  prior  to  the
              -----------
Closing  Date:

          (a) by Seller, if Buyer has not filed an application for approval of change of control of the Company with the Florida Department of Insurance within 30 days after the date of this Agreement that it reasonably believes is fully and properly completed, or does not as soon as practicable provide any supplemental materials requested by the Florida Department of Insurance;

          (b) by Seller at any time after one hundred twenty (120) days after the Florida Department of Insurance has accepted as complete the application for approval of the change of control of the Company (the "Approval Date") if the Closing has not occurred
      --------------
     on  or before such date; provided that neither Seller nor the Company is in
                              --------
     default under, or breach or violation of, any material covenant, agreement, representation or warranty made by it in this Agreement (and in the case of a breach of a representation or warranty, the breach has a Material Adverse Effect on Seller or the Company). Seller will not be entitled to terminate this Agreement pursuant to this Section 10.1(b) if: (i) the Florida
                                          ---------------
     Department of Insurance has approved the application for approval of the change of control of the Company before the Approval Date, (ii) the parties schedule the Closing for the last Business Day of the month in which the Florida Department of Insurance grants such approval in accordance with
     Section  6.1,  and  (iii)  the  Closing  occurs  on  such  day;
     ------------

          (c)     by  Buyer  at  any time after the Approval Date if the Closing has  not  occurred  on  or  before such date; provided that Buyer is not in
                                                   --------
     default under, or breach or violation of, any material covenant, agreement, representation or warranty made by it in this Agreement (and in the case of a breach of a representation or warranty, the breach has a Material Adverse Effect on Buyer);

          (d) by Seller or Buyer at any time if an order is entered by any court or governmental agency having jurisdiction enjoining Buyer or Seller, respectively, from consummating the transaction contemplated by this Agreement and such order shall not have been vacated, reversed or withdrawn on or before the earlier of (i) the sixtieth day after the date on which such order was first issued or (ii) the Approval Date;

          (e) by Seller or Buyer, if (i) any material representation or warranty of the other hereunder shall not have been true and correct as of the time at which made (and in the case of a breach of representation or warranty by a party, the breach had a Material Adverse Effect on the party), or (ii) material default shall be made by the other hereunder in the due and timely observance or performance of any of its covenants and agreements herein contained, in either event only if such representation or warranty cannot be made true and correct or such default cannot be cured on or prior to the earlier of (1) the 15th day after the non-defaulting or non-breaching party notifies the other in writing of such default or breach, specifying the nature thereof, or (2) the Approval Date. Seller and the Company shall be considered a single party for purposes of this Section10.1(e);
     --------------

          (f) by Seller or Buyer, if the Florida Department of Insurance has not approved the application for approval of change of control of the Company within one hundred eighty (180) days after the date of this Agreement, provided that the party desiring to terminate this Agreement
                 --------
     pursuant  to  this  Section  10.1(f) has complied with all obligations with
                         ----------------
     respect to furnishing information required by the Florida Department of Insurance in connection with the application for approval of change of control of the Company; or

          (g)     by  mutual  written agreement by Seller and Buyer at any time.

     In  the  event  of  the termination of this Agreement by Seller pursuant to
Section  10.1(a), Section 10.1(b), Section 10.1(e), or Section 10(f) above or by
---------------- ----------------  ---------------     -------------
Buyer pursuant to Section 10.1(c), Section 10.1(e), or Section 10.1(f) above and
                  ---------------  ---------------     ---------------
such termination is a result of the other party having engaged in a failure to perform any of its material obligations under this Agreement or a material misstatement of any representation or warranty contained in this Agreement, then Seller or Buyer, as the case may be, shall be entitled to recover from the other party the full amount of all costs and expenses, including without limitation attorneys and accountants fees and expenses, incurred in connection with this Agreement and the transactions contemplated by this Agreement as damages in addition to any and all other relief and remedies to which such party may be entitled. In the event of the termination of this Agreement by the parties in all other cases, each party shall be responsible for the full amount of all his/its costs and expenses, including without limitation attorneys and accountants fees and expenses, incurred in connection with this Agreement and the transaction contemplated by this Agreement.

     10.2     Non-Solicitation.  In  the  event  of  the  termination  of  this
              ----------------
Agreement, Buyer agrees that neither Buyer nor any Affiliate of Buyer nor any director, officer, employee or agent of Buyer (i) will persuade or attempt to persuade United HealthCare, WellCare, StayWell, Neighborhood Health Partners, Healthease, Preferred Medical Plan, Humana Health Plan, or America's Health
Choice  (collectively,  the  "Customers"),  to  cease  to  do  business with the
                              ---------
Company, reduce the amount of business that it historically has done with the Company, or otherwise adversely alter its business relationship with the Company, or (ii) accept or conduct any business within the State of Florida with any such Customer for a period of twenty-four (24) months, commencing on the date of the termination of this Agreement.

                                   ARTICLE 11
                               CERTAIN DEFINITIONS

     When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this
Article  11,  or  elsewhere  in  this Agreement as indicated in this Article 11:
-----------                                                          ----------

     "AAA"  is  defined  in  Section  12.4(a).
      ---                    ----------------

     "Accounting Firm" shall mean Deloitte &  Touche,  LLP or another nationally
      ---------------
     recognized independent accounting firm mutually agreeable to Buyer and Seller.

     "Affiliate"  of  any  Person  means any other Person directly or indirectly
      ---------
     controlling, controlled by, or under common control with the referenced Person, and any officer, director or general partner of such referenced Person.

     "Agreement"  means  this  Stock  Purchase  Agreement.
      ---------

     "Approval  Date"  is  defined  in  Section  10.1(b).
      --------------                    ----------------

     "Arbitrators"  is  defined  in  Section  12.4.
      -----------                    -------------

     "Business  Day"  means  any  day of the year other than (i) any Saturday or
      -------------
     Sunday or (ii) any other day on which banks located in Tampa, Florida generally are closed for business.

     "Buyer"  means  SafeGuard Health Enterprises, Inc., a Delaware corporation.
      -----

     "Buyer  Indemnified  Parties"  is  defined  in  Section  9.2.
      ---------------------------                    ------------

     "Closing"  and  "Closing  Date"  are  defined  in  Section  6.1.
      -------         -------------                     ------------

     "Code"  means  the United States Internal Revenue Code of 1986, as amended,
      ----
     and  the  regulations  thereunder.

     "Commission"  means  the  Securities  and  Exchange Commission or any other
      ----------
     federal  agency  at  the  time  administering  the  Securities  Act.

     "Common  Stock" means the Common Stock, $.01 par value per share, of Buyer.
      -------------

     "Company"  means  Paramount  Dental  Plan,  Inc.,  a  Florida  corporation.
      -------

     "Company  Balance  Sheet"  is  defined  in  Section  2.8.
      -----------------------                    ------------

     "Company  Balance  Sheet  Date"  is  defined  in  Section  2.8.
      -----------------------------                    ------------

     "Company  Financial  Statements"  is  defined  in  Section  2.8.
      ------------------------------                    ------------

     "Company  Permits"  is  defined  in  Section  2.7.
      ----------------                    ------------

     "Company State Statutory Accounting Principles" is defined in Section 2.25.
      ---------------------------------------------                ------------

     "Company  Statutory  Financial  Statements"  is  defined  in  Section 2.25.
      -----------------------------------------                    ------------

     "Contract"  means  any  commitment,  instrument,  lease,  pledge, mortgage,
      --------
     indenture, note, license, agreement, purchase or sale order, contract, or similar arrangement evidencing or creating any legally enforceable obligation, whether written or oral.

     "Conversion  Shares"  is  defined  in  Section  2.29(b).
      ------------------                    ----------------

     "Convertible  Note"  is  defined  in  Section  1.2(b).
      -----------------                    ---------------

     "Customers"  is  defined  in  Section  10.2.
      ---------                    -------------

     "Dentist  Contracts"  is  defined  in  Section  2.15(b).
      ------------------                    ----------------

     "DOL"  is  defined  in  Section  2.17(l).
      ---                    ----------------

     "Employment  Agreement"  is  defined  in  Section  5.1(f).
      ---------------------                    ---------------

     "ERISA"  means  the  Employee  Retirement  Income  Security Act of 1974, as
      -----
     amended,  and  the  regulations  thereunder.

     "Escrow  Account"  is  defined  in  Section  9.9.
      ---------------                    ------------

     "Exchange  Act"  means  the  Securities  Exchange  Act of 1934, as amended.
      -------------

     "Executive  Officers"  means  Buyer's  President  and  CEO,  Executive Vice
      -------------------
     President and COO, Senior Vice President and CFO, and Senior Vice President and Secretary.

     "GAAP"  means generally accepted accounting principles, as in effect in the
      ----
     United  States  from  time  to  time  and  applied  on  a consistent basis.

     "Governmental  Authority"  means  any  foreign, federal, state, regional or
      -----------------------
     local authority, agency, body, court or instrumentality, regulatory or otherwise, which, in whole or in part, was formed by or operates under the auspices of any foreign, federal, state, regional or local government.

     "Group  Contracts"  is  defined  in  Section  2.15(e).
      ----------------                    ----------------

     "Guaranty"  is  defined  in  Section  5.1(n).
      --------                    ---------------

     "HMO"  means  a  health  maintenance  organization.
      ---

     "HMO  Contracts"  is  defined  in  Section  2.15(d).
      --------------                    ----------------

     "Indemnification  Threshold"  is  defined  in  Section  9.5(b).
      --------------------------                    ---------------

     "Indemnitee"  and  "Indemnitor"  are  defined  in  Section  9.4.
      ----------         ----------                     ------------

     "Indemnity  Cap"  is  defined  in  Section  9.5(c).
      --------------                    ---------------

     "Individual  Contracts"  is  defined  in  Section  2.15(f).
      ---------------------                    ----------------

     "Interim  Financial  Statements"  is  defined  in  Section  4.2.
      ------------------------------                    ------------

     "IRS"  means  the  Internal  Revenue  Service.
      ---

     "Knowledge"  in  respect  of:  (i)  Seller  means  the  actual knowledge of
      ---------
     Nicholas M. Kavouklis, DMD, Richard A. Caulley, and Steve Gionis; and (ii) Buyer means the actual knowledge of Buyer's Executive Officers.

     "Law"  means  any  common  law  and  any federal, state, regional, local or
      ---
     foreign  law,  statute,  ordinance,  rule,  regulation  or  order.

     "Lease  Agreement"  is  defined  in  Section  5.1(h).
      ----------------                    ---------------

     "Lease  Start  Date"  is  defined  in  Section  7.5.
      ------------------                    ------------

     "Lien"  means  any  mortgage,  lien, pledge, charge, easement, encumbrance,
      ----
     security interest, adverse claim, option, rights of third parties, or any other title defect, transfer restriction or other restriction of any kind.

     "Losses"  means  any  liability,  damage,  deficiency,  cost  or  expense,
      ------
     including reasonable attorney, technical, engineering, laboratory, accounting and report fees.

     "Material  Adverse  Effect"  means an event that is likely to be materially
      -------------------------
     adverse to the business, financial condition or results of operations of a party taken as a whole or any effect that is likely to be materially adverse to the ability of a party to consummate the transactions contemplated by, or to perform any obligations under, this Agreement or any Related Agreement; provided, however, that the following shall be excluded
                         --------  -------
     from the definition of "Material Adverse Effect" and from any determination as to whether such Material Adverse Effect has occurred or may occur: the effects of changes that are generally applicable to (i) any effect resulting from the economy or financial markets in general, (ii) conditions generally affecting industries in which the party participates, or (iii) any effect related to, or caused by, the execution of this Agreement, the transactions contemplated hereby or by the Related Agreements or the announcement of this Agreement (including the identity of Buyer) or the transactions contemplated thereby. The Company's loss of customers between the date of this Agreement and the Closing Date that constitute 50% or less of its projected revenue in the 2002 calendar year from the HMO Contracts will not constitute a Material Adverse Effect on the Company. The Company's loss of customers between the date of this Agreement and the Closing Date that constitute more than 50% of its projected revenue in the 2002 calendar year from the HMO Contracts resulting from a termination of HMO Contracts will constitute a Material Adverse Effect on the Company, provided that for
                                                               --------
     purposes of calculating the amount of lost projected revenue in the 2002 calendar year resulting from terminated HMO Contracts, the Company will be entitled to include additional projected revenue in the 2002 calendar year pursuant to any new HMO Contracts entered into after the date of this Agreement and approved by Buyer pursuant to Section 4.3(d)(ii).
                                                        -------------------

     "Merger"  is  defined  in  Section  7.6.
      ------                    ------------

     "New  Office"  is  defined  in  Section  7.5.
      -----------                    ------------

     "Paramount  Properties"  means Paramount Properties, LLC, a Florida limited
      ---------------------
     liability  company.

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation.
      ----

     "Pension  Plan"  is  defined  in  Section  2.16.
      -------------                    -------------

     "Permitted Liens" means (i) Liens for current taxes and assessments not yet
      ---------------
     due and payable or being contested in good faith by appropriate proceedings, (ii) Liens imposed by law and incurred in the ordinary course of business for obligations not yet due to carriers, warehousemen, laborers, materialmen or the like or being contested in good faith by appropriate proceedings, (iii) Liens in respect of pledges or deposits under workers' compensation laws, (iv) with respect to real property, zoning ordinances (if any), (v) with respect to leased real property, landlord liens, or (vi) with respect to leased personal property, Liens arising under original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business.

     "Person" means an individual, a corporation, a limited liability company, a
      ------
     partnership, a trust, an unincorporated association, a government or any agency, instrumentality or political subdivision of a government, or any other entity or organization.

     "Pledge  Agreement"  is  defined  in  Section  5.1(i).
      -----------------                    ---------------

     "Pledged  Shares" means all of the issued and outstanding shares of capital
      ---------------
     stock of Safeguard Florida, as well as any additional shares issued during the term of the Pledge Agreement.

     "PPO"  means  a  preferred  provider  organization.
      ---

     "Purchase  Price"  is  defined  in  Section  1.2.
      ---------------                    ------------

     "Real  Property  Leases"  is  defined  in  Section  2.13.
      ----------------------                    -------------

     "Receivables"  is  defined  in  Section  2.18.
      -----------                    -------------

     "Registration  Rights  Agreement"  is  defined  in  Section  5.1(g).
      -------------------------------                    ---------------

     "Related Agreements" means the Contracts that are to be entered into at the
      ------------------
     Closing or otherwise pursuant to this Agreement, and includes the Convertible Note, Pledge Agreement, Registration Rights Agreement, Employment Agreement, Security Agreement, Lease Agreement, and Guaranty.

     "SafeGuard  Florida"  means  SafeGuard  Health  Plans,  Inc.,  a  Florida
      ------------------
     corporation.

     "SafeGuard  Stock"  is  defined  in  Section  1.2(c).
      ----------------                    ---------------

     "SEC"  is  defined  in  Section  2.29(b).
      ---                    ----------------

     "SEC  Reports"  is  defined  in  Section  3.8.
      ------------                    ------------

     "Securities  Act"  means  the  Securities  Act  of 1933, as amended, or any
      ---------------
     similar federal statute, and the rules and regulations of the Commission thereunder, in effect at the time.

     "Security  Agreement"  is  defined  in  Section  5.1(j).
      -------------------                    ---------------

     "Seller"  means  Nicholas  M.  Kavouklis,  DMD.
      ------

     "Seller  Indemnified  Parties"  is  defined  in  Section  9.3.
      ----------------------------                    ------------

     "Shares"  means  (a)  the  800  shares  of common stock, $.01 par value per
      ------
     share, of the Company held of record by Seller and (b) any shares of common stock, $.01 par value per share, of the Company issued to Seller after the execution of this Agreement and prior to the Closing.

     "Stay  Bonuses"  is  defined  in  Section  4.3(a)(vi).
      -------------                    -------------------

     "Straddle  Period"  is  defined  in  Section  8.6(c).
      ----------------                    ---------------

     "Tax"  and  "Taxes" means all taxes, charges, fees, duties, levies or other
      ---         -----
     assessments, including without limitation, income, gross receipts, premium, net proceeds, ad valorem, turnover, real and person property (tangible and intangible), sales, use, franchise, excise, value added, license, payroll, unemployment, environmental, customs duties, capital stock, disability, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational and interest equalization, windfall profits, severance and employees' income withholding and Social Security taxes imposed by the United States or any foreign country or by any state, municipality, subdivision or instrumentality of the United States or of any foreign country or by any other tax authority, including all applicable penalties and interest, and such term shall include any interest, penalties or additions to tax attributable to such taxes.

     "Tax  Claim  Notice"  is  defined  in  Section  8.6(g).
      ------------------                    ---------------

     "Tax  Indemnification Period" means the period (including all prior taxable
      ---------------------------
     years) ending on and including the Closing Date. For any taxable year of the Company that does not end on, and would otherwise extend beyond, the Closing Date, there shall be a deemed short taxable year ending on and including the Closing Date and a second deemed short taxable year beginning on and including the day after the Closing Date. The allocation of income and deductions between the deemed short taxable years shall be based on a closing of the books as of the end of the Closing Date.

     "Tax  Liability  Issue"  is  defined  in  Section  8.6(g).
      ---------------------                    ---------------

     "Tax  Return"  means  all  federal,  state,  local  and  foreign  reports,
      -----------
     estimates, declarations of estimated tax, information statements and returns relating to, or required to be filed in connection with any Taxes.

     "Tax  Statute  of Limitations Date" means the close of business on the 30th
      ---------------------------------
     day after the expiration of the applicable statute of limitations or period for assessment with respect to Taxes, including any extensions thereof (or if such date is not a Business Day, the next Business Day).

     "Tax  Warranty"  means  a  representation  or  warranty  in Section 2.17 or
      -------------                                              ------------
     Section  2.24  in  the  case of Seller or Section 3.9 in the case of Buyer.
     -------------                             -----------


                                   ARTICLE 12
                     CONSTRUCTION; MISCELLANEOUS PROVISIONS

     12.1     Notices.  All  notices  required to be given or delivered pursuant
              -------
to this Agreement shall be in writing, and shall be given or delivered as follows:

              If  to  Seller,  addressed  as  follows:

                    Nicholas  M. Kavouklis, DMD
                    1102  West Cass Street
                    Tampa, Florida  33606
                    Facsimile  Number:  (813) 221-0371

              With  a  copy  to:

                    Hill,  Ward  &  Henderson,  P.A.
                    101  East  Kennedy Boulevard, Suite 3700
                    Tampa,  Florida 33602
                    Attention:  David S. Felman, Esq.
                    Facsimile  Number:  (813) 221-2900

              If  to  Buyer,  addressed  as  follows:

                    SafeGuard  Health  Enterprises,  Inc.
                    95  Enterprise, Suite  100
                    Aliso  Viejo, California  92656-2605
                    Attn:  James  E.  Buncher
                           President and Chief Executive  Officer
                    Facsimile  Number:  (949)  425-4101

              With  a  copy  to:

                    SafeGuard  Health  Enterprises,  Inc.
                    95  Enterprise, Suite 100
                    Aliso  Viejo, California 92656-2605
                    Attn:  Ronald I. Brendzel
                           Senior Vice President and General Counsel
                    Facsimile  Number:  (949)  425-4586

              And  with  a  copy  to:

                    Strasburger & Price, LLP

                    901 Main Street, Suite 4300
                    Dallas, Texas  75209
                    Attn:   David R. Meyercord, Esq.
                    Facsimile  Number:  (214) 651-4330

              If to the Company, addressed as follows:

                    Paramount Dental Plan, Inc.
                    1102 West Cass  Street
                    Tampa, Florida  33606
                    Attention:  Nicholas M. Kavouklis, DMD
                    Facsimile Number:  (813) 229-2323

or in any case, to such other address for a party as to which notice shall have been given to Buyer, Seller and the Company in accordance with this Section. Notices so addressed shall be deemed to have been duly given (i) on the next Business Day following the documented acceptance thereof for next-day delivery by a national overnight air courier service, if so sent, or (ii) upon confirmation of receipt at the number specified above if sent by facsimile. Otherwise, notices will be deemed given when received at the designated address. The original document of any notice sent by facsimile shall be delivered by national overnight air courier service.

     12.2     Entire  Agreement.  This  Agreement,  and the documents, schedules
              -----------------
and exhibits executed or delivered in connection herewith, constitute the exclusive statement of the agreement among the parties hereto concerning the subject matter hereof, and supersede all other prior agreements and negotiations, whether oral or written, among or between any of the parties hereto concerning such subject matter. There are no representations, warranties, promises, understandings or agreements, oral or written, in relation to the subject matter hereof among or between any of the parties hereto other than those expressly set forth or expressly incorporated in this Agreement, or the documents, schedules and exhibits executed or delivered in connection herewith.

     12.3     Modification and Waiver.  No amendment, modification, or waiver of
              -----------------------
this Agreement or any provision hereof, including the provisions of this sentence, shall be effective or enforceable as against a party hereto unless made in a written instrument which specifically references this Agreement and which is signed by the party waiving compliance. Except as may otherwise be expressly provided herein, the failure of any Person to enforce at any time, or for any period of time, any provision of this Agreement shall not be construed as a waiver of any provision of this Agreement or of the right of any such Person to enforce each and every provision of this Agreement, and no single or partial exercise of any right hereunder shall preclude any other or further exercise of that or any other right.

     12.4     Dispute  Resolution.
              -------------------

          (a) Unless and except to the extent otherwise expressly agreed to by the parties in writing, in the event of any dispute arising out of or related to this Agreement or any of the transactions contemplated hereby, the parties shall be required to enter into mediation of such dispute or disagreement for a minimum of five (5) hours prior to the initiation of any action or proceeding against the other. Upon notice by either party to the other of the initiating party's desire to mediate, the parties shall endeavor to settle the dispute by mediation under the then-current procedure for mediation of business disputes of the American Arbitration Association ("AAA"). The location for the mediation shall be in
                               ---
     Atlanta, Georgia, and the neutral third party will be selected from the AAA Panel of Neutrals applicable to such geographical area and disputed matter. If the parties encounter difficulty in agreeing on a Neutral, they will seek the assistance of AAA in the selection process. A mediation proceeding shall thereafter be scheduled at a time mutually convenient to the parties involved, and each party must present to the Neutral at or before the commencement of the proceeding written evidence of the full power and authority of its officer or representative to compromise or settle all matters in dispute. The mediation shall be held within thirty (30) days following the notification by a party of a desire for mediation. If the parties cannot agree on a date for mediation, then the AAA shall select a date it believes is reasonable for the parties, given all of the alleged conflicts in dates. The parties shall equally share the cost of the mediator. Each party in the mediation proceeding shall submit a written statement of their position to each other and to the Neutral prior to the date of the hearing. All conduct, offers, promises and statements, whether oral or written, made in the course of the mediation by any party, the attorney of any party, the mediator or any other participant in the mediation shall be confidential, privileged and inadmissible for any purpose, including impeachment, in any arbitration, litigation or other proceeding involving the parties; provided that any evidence that is
                                           --------
     otherwise inadmissible or discoverable shall not be rendered inadmissible or non-discoverable as a result of its use in the mediation. If any party fails to take any action within the time required under this subsection and fails to cure the same within ten (10) days after written notice of such failure is provided to such party, any other party may commence arbitration proceedings with respect to such matter. Time shall be of the essence with respect to each action to be taken under this subsection.

          (b) Should the parties be unable to agree concerning the resolution of any disputed items pursuant to subsection (a) above, any party may promptly apply to the American Arbitration Association under its Commercial Arbitration Rules for the immediate appointment of a panel of three (3) arbitrators (the "Arbitrators"). The location of the arbitration shall be Atlanta, Georgia and the Arbitrators will be selected from the AAA Panel of Neutrals applicable to such geographical area and disputed matter. Discovery shall be completed in four (4) months and the Arbitrators shall proceed to conduct an evidentiary hearing in accordance with the Commercial Arbitration Rules of the American Arbitration Association to resolve the disputed items or determine the damages. The Arbitrators shall conduct the proceeding and make procedural and evidentiary rulings and resolve discovery disputes. The Arbitrators shall be the finder of fact and have sole responsibility and jurisdiction to render a decision based on the evidence received. The Arbitrators shall, within thirty (30) days after the submission of evidence, render a written decision on each disputed item or claimed damages to Buyer and Seller, setting forth the terms of the Arbitrators' decision, which will be final and binding on the parties to this Agreement, absent fraud or evident mistake. Such arbitration shall be the exclusive dispute resolution mechanism under this Agreement. Judgment may be entered upon such award in any court having jurisdiction thereof. Seller, as one party, and Buyer, as the other party, will share equally the total expenses

     (excluding legal fees) of the arbitration. The prevailing party in the arbitration shall be entitled to recover its reasonable legal fees, costs, and expenses.

          (c) This Agreement shall be governed by and construed under the laws of the State of Florida, without regard to conflict of laws principles.

     12.5     Binding  Effect.  This  Agreement  shall be binding upon and shall
              ---------------
inure to the benefit of Buyer, Seller, and the respective successors and permitted assigns of Buyer and Seller.

     12.6     Headings.  The article and section headings used in this Agreement
              --------
are intended solely for convenience of reference, do not themselves form a part of this Agreement, and may not be given effect in the interpretation or construction of this Agreement.

     12.7     Number  and  Gender.  Whenever  the  context  requires  in  this
              -------------------
Agreement, the masculine gender includes the feminine or neuter, the neuter gender includes the masculine or feminine, the singular number includes the plural, and the plural number includes the singular.

     12.8     Counterparts.  This  Agreement  may  be  executed and delivered in
              ------------
multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     12.9     Third  Parties.  Except  as  may  otherwise  be  expressly  stated
              --------------
herein, no provision of this Agreement is intended or shall be construed to confer on any Person, other than the parties hereto, any rights hereunder.

     12.10     Schedules and Exhibits.  The schedules and exhibits referenced in
               ----------------------
this Agreement constitute an integral part of this Agreement as if fully rewritten herein. All references in this document to "this Agreement" and the terms "herein," "hereof," "hereunder" and the like shall be deemed to include all of such schedules and exhibits.

     12.11     Time Periods.  Any action required hereunder to be taken within a
               ------------
certain number of days shall, except as may otherwise be expressly provided herein, be taken within that number of calendar days; provided, however, that if
                                                      --------  -------
the last day for taking such action falls on a Saturday, a Sunday, or a legal holiday, the period during which such action may be taken shall automatically be extended to the next Business Day.

     12.12     No  Strict  Construction.  The  parties to this Agreement and the
               ------------------------
Related Agreements participated jointly in negotiating and drafting such agreements. In the event of an ambiguity or question of intent or interpretation, this Agreement and the Related Agreements will be construed as if drafted jointly by the parties to this Agreement and the Related Agreements, as the case may be, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of authorship of any of its provisions.

            [The remainder of this page is intentionally left blank.]

                            STOCK PURCHASE AGREEMENT

                              BUYER SIGNATURE PAGE

     The undersigned execute the Stock Purchase Agreement and authorizes this signature page to be attached to a counterpart of the Agreement executed by the other parties to the Agreement.

Executed as of the day and year first above written.


                                       BUYER:

                                       SAFEGUARD  HEALTH  ENTERPRISES,  INC.,
                                       a  Delaware  corporation



                                       By:        /s/  James  E.  Buncher
                                           -------------------------------------
                                           James  E.  Buncher
                                           President and Chief Executive Officer


                                       By:       /s/  Stephen  J.  Baker
                                           -------------------------------------
                                           Stephen  J.  Baker
                                           Executive  Vice  President  and Chief
                                           Operating  Officer

                            STOCK PURCHASE AGREEMENT

                        SELLER AND COMPANY SIGNATURE PAGE

     The undersigned execute the Stock Purchase Agreement and authorizes this signature page to be attached to a counterpart of the Agreement executed by the other parties to the Agreement.

Executed as of the day and year first above written.


                                       SELLER:



                                             /s/   Nicholas  M.  Kavouklis
                                       -----------------------------------------
                                       Nicholas  M.  Kavouklis,  DMD



                                       COMPANY:

                                       PARAMOUNT  DENTAL  PLAN,  INC.,
                                       a  Florida  corporation



                                       By:     /s/  Nicholas  M.  Kavouklis
                                           -------------------------------------
                                           Nicholas  M.  Kavouklis,  DMD
                                           President and Chief Executive Officer